[REGISTERED LOGO]
 B  A  R  O  N
 F U N D S



BARON FUNDS

"IT'S DEJA VU ALL OVER AGAIN".................................................1

PROGRAM TRADING... THE TAIL WAGS THE DOG......................................3

WHAT'S NEXT?..................................................................3

TEN YEARS VS. TEN MINUTES.....................................................4

ANNUAL BARON INVESTMENT CONFERENCE............................................5



1        BARON ASSET FUND

PERFORMANCE...................................................................6

PORTFOLIO STRUCTURE...........................................................6

RECENT DEVELOPMENTS...........................................................7



2        BARON GROWTH FUND

PERFORMANCE..................................................................11

PORTFOLIO STRUCTURE..........................................................11

PORTFOLIO HOLDINGS...........................................................12

RECENT PORTFOLIO ADDITIONS...................................................12



3        BARON SMALL CAP FUND

PERFORMANCE..................................................................17

PORTFOLIO COMPOSITION........................................................18

RECENT RESULTS...............................................................19

OUTLOOK......................................................................19



4        BARON iOPPORTUNITY FUND

PERFORMANCE..................................................................21

MARKET OVERVIEW..............................................................21

CONCLUSION...................................................................27



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

--------------------------------------------------------------------------------

                                                           This Report contains
                                                     information for four funds

QUARTERLY REPORT                                                  JUNE 30, 2002


DEAR BARON FUNDS SHAREHOLDER:

"It's deja vu all over again." Yogi Berra.

I still enjoy this Yogi remark as much as when I first heard it years ago. Yogi was then complaining that the Yankees had found a way to blow leads in two consecutive games to their arch enemy, Brooklyn's beloved Dodgers. It certainly seems appropriate to borrow this Yogi-ism to compare the crises of confidence that plagued markets in 1973-74 and 2002. At age 59, as the oldest individual in our office, and seemingly, the only one able to clearly recall the events of more than 25 years ago, I have lately been asked repeatedly about those years.

FIRST, THE POLITICAL CRISIS IN 1973-74 WAS EARTHSHAKING. WE DON'T INTEND TO MINIMIZE CURRENT ACCOUNTING, ETHICS AND CORRUPTION ISSUES. BUT, WE THINK, ONCE NEW SEC MANDATED RULES ARE IMPLEMENTED, THE SCARS FROM ENRON, WORLDCOM, GLOBAL CROSSING, ANDERSEN, ADELPHIA, ET AL., WILL BEGIN TO HEAL AND BECOME "YESTERDAY'S NEWS."

Investors' confidence was shaken in 1973-74 by the Watergate scandal. President Nixon had been charged with taking part in a criminal conspiracy to obstruct justice, failure to carry out his constitutional oath and unconstitutional defiance of Congressional committee subpoenas. The House Judiciary Committee recommended that the President be impeached. Several of President Nixon's most senior aides were charged, convicted and jailed for Watergate related crimes. The Vice President of the United States, Spiro T. Agnew, was forced to resign. Agnew had allegedly taken cash in paper bags in the White House from contractors who had done business with Maryland when Agnew had been governor! There was a palpable fear that Army generals would try to depose the President in a coup...or, alternatively, that President Nixon would try to seize control of the government by disbanding the Congress. Certainly a far more serious situation than the accounting scandals rocking markets today.


[PICTURE]
Ron Baron, Chairman


According to Morgan Stanley's Barton Biggs, the "infectious greed" of recent years is not dissimilar to that recurrent in America's 250 year history. Which includes "the abuses of the so-called Gilded Age, or when Theodore Roosevelt tamed the trusts, or the financial frauds in the 1920s." As well as the scandals and frauds of the 1960s that we have written about in our previous shareholder letters. Biggs, in a recent essay titled Don't Bet Against America, noted that "time and again throughout the last two centuries, American society has demonstrated an incredible capacity to heal and reform itself. I am sure it will do so again." We couldn't agree more.

Secondly, the economy in 1973-74 was terrible. In 2002, we're emerging from recession, a steady, unexciting recovery, to date, but a recovery nevertheless. The economic circumstances of 1973-74 were significantly different from those in 2002. Which makes the relentless market

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BARON FUNDS
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decline  during  the  past  three  months  even  more  distinguishable  from the relentless market decline a quarter century ago. In 1973-74, OPEC instituted an oil embargo against the United States causing the price of oil to more than double at a time when its importance to our economy was much greater than today. You had to wait on long lines for gasoline at gas stations. Wholesale prices in the aftermath of the Vietnam War jumped 21% in a year. Interest rates reached nearly 12%. The U.S. unemployment rate reached 6%, the highest in 13 years. And we were mired in the worst recession since the 1930s.

In 2002, inflation is nearly non-existent; short term interest rates are below 2% and falling; and, despite Wall Street's current concerns about a "double dip" recession, most businesses we speak with daily are experiencing moderately improving trends which indicate the recession is ending, not beginning. It may not be ending yet for technology and capital spending because businesses don't typically purchase new equipment until an uptrend in profits is firmly established. But "early cycle" businesses are getting better. Temporary hiring is increasing, as you'd expect; retail sales are increasing despite the sharp stock market decline since May; advertising and "upfront" ad sales are steadily improving; and housing remains strong, all harbingers of a favorable economy.

LASTLY, STOCK PRICES ARE ATTRACTIVE, VALUATIONS IN MANY INSTANCES, COMPELLING. WHEN THE UNUSUALLY HIGH P/E TECH STOCKS ARE EXCLUDED, UNUSUALLY HIGH SINCE THE "E" IS DEPRESSED, MARKET P/E MULTIPLES IN THE MID TEENS ARE NOT THAT MUCH HIGHER THAN THE 10X PREVAILING IN 1973-74...AND THE ECONOMY TODAY IS IN MUCH BETTER SHAPE!

Following 28 months of falling stock prices, the market, in our opinion, has now corrected the excesses of the late 1990s. From 1995 through 1999, share prices had advanced for five consecutive years more than 20% per year, far above the 50 year average in America of 9% per year. After the dramatic share price declines since April 2000, U.S. stocks have now returned about 9% per year since 1995, once more reverting to the mean annual returns achieved by U.S. investors over the long term. That 9% is appropriate can be shown mathematically based upon corporate profit growth, dividend yields, inflation, interest rates and current stock valuations.

The following anecdote may give you more hope. A few days before the market's historic but brief rally in late July, a friend for whom we have managed many millions of dollars since 1987 called me wanting to sell some of his stocks. He is now 91 years old and has been remarkable for calling and asking me over the years to liquidate a portion of his portfolio only after the market has fallen sharply. Several times he has made his request on the day of the exact market bottom. Not a day before and not a day later, but on the exact day the market hits bottom! In most prior instances, I have persuaded him to hold on, but this time, since I'm certainly not a market guru and he is 91, although he doesn't either look it or act it, I didn't have the heart to do so. "You're 91," I teased him. "You've got to take care of yourself. You've been so perfect at market bottoms. How will I know what the market's going to do if something happens to you?" My friend's wife of 60 years passed away a few years ago. "How are you doing socially? Are you seeing anyone?" I asked him. "No, no, no," he answered. "I'm playing the field. Viagra is just fantastic!" We believe the fact that Pfizer's stock has fallen more than 40% in the past year speaks volumes about values.

"DO THE RIGHT THING." SPIKE LEE.

A couple of years ago Berkshire Hathaway's share price had increased sharply. Warren Buffett then commented that he didn't understand why and that he wouldn't purchase Berkshire and wouldn't recommend buying it to his family. After Berkshire's share price had fallen sharply in the next couple of years, Buffett announced publicly that he felt his company's share price was now attractive and he wanted to buy back Berkshire shares for the company. He noted that he knew more about the company's prospects, however, than its other shareholders and would not begin to repurchase shares until he released his company's financials and commentary and his shareholders had the opportunity to study them. If Berkshire's share price remained depressed, he would then buy stock.

I recently spent some time with Milton Cooper, chairman of Kimco, one of my two favorite real estate investment trusts, Vornado is the other. Milton has also always been one of my favorite executives. We spoke about stock options and insider sales. Milton noted that he had never sold a single share of Kimco's common stock; he never intended to do so; and that he believed all executives of publicly owned companies should not sell their company's shares while they were still executives. This because the very nature of their positions gives them an unfair information advantage over everyone else. "How could I face my employees the next day after I had sold stock," he said to me.

Nevertheless, many individuals who head large companies want to diversify their holdings to protect their families, to give large sums to charities or to supplement their salaries. Bill Gates and Michael Dell, to avoid taking advantage of other investors, have implemented plans where they sell a fixed amount of their shares every month regardless of whether their companies' share prices have fallen or increased. Chuck Schwab

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and David  Pottruck  will give advance  notice to  investors  about any intended stock sales. We're sure that as highly visible executives implement plans on their own volition to curb any suggestion or appearance of improper advantage, investor confidence in the integrity of our CEOs will improve.

If the SEC promulgates rules that limit or circumscribe executive insider trading, we think investor confidence will improve even more.

As the SEC implements its rules for executive certification of financial statements with significant sanctions and penalties for willful misstatements, we believe investor confidence in accounting and financial statements will improve as well.

"PROGRAM TRADING, EXCHANGE TRADED FUNDS (ETF), OPTIONS AND FUTURES HAVE NEITHER IMPACTED, EXAGGERATED NOR EXTENDED THE CURRENT BEAR MARKET." THEY MUST BE KIDDING! THE TAIL WAGS THE DOG.

During the past several months, program trading has increased from 15% of average daily New York Stock Exchange volume to 45% of average daily New York Stock Exchange volume. We think this is the reason securities on any given day move uniformly...and are unusually volatile. Securities in program trading "baskets" move together intraday regardless of individual business fundamentals. This is because program trading, in essence, allows short sales with no upticks thus permitting short sellers to "pile on" when the market is already down...and push prices even lower. The increasingly popular paired put/long stock trading strategy is another way short sellers may avoid the short sale uptick rule. Trades at the last sale on a regional exchange by an exchange member, the contra transaction, are considered "upticks"...regardless of whether sales are actually upticks or downticks. Sellers may thus establish short positions by selling long stock on downticks, also accomplishing their momentum trading goal of selling short when the market is down and falling. ETFs also offer traders the ability to sell short on downticks. The impact of these and other so-called market neutral, hedged trading strategies on intraday volatility has been extraordinary. And we believe, has exaggerated volatility, increased perceived risk and harmed investor confidence in markets. Stock prices, as a result, are probably lower than they would otherwise be. And trading volume is greater helping brokers and exchanges. Investors can take advantage of this phenomenon. You can use the greater than normal liquidity created by these tactical trading strategies to invest in businesses at prices more attractive than would otherwise be available. As we remarked in our last letter, "to be a successful investor you've got to want to buy when most others want to sell." We think there couldn't be a better time for investors who want to analyze and evaluate businesses to invest in those businesses at attractive prices.

WHAT'S NEXT?

For investors, the 1970s were the decade for tangible assets. Real estate, gold, silver, commodities and energy, e.g., oil and gas, did well as investors reacted to a period when currencies' purchasing power was being inexorably eroded by inflation. The 1980s were the decade for financial assets. When Fed Chairman Paul Volker raised short term interest rates to nearly 20% in 1980 causing a deep recession in the process, he did what Presidents Johnson, Nixon, Ford and Carter could not. He "whipped inflation now" and set the stage for a decade, really two decades, of financial growth and disinflation. The 1990s, of course, were the decade for technology, media and telecom investments; the decade when the prospects for these businesses seemed limitless and investors flocked to give them equity and lend them money.

We think the `00s will be the decade for growth stocks. Especially since growth stocks are now depressed in price relative to "value" businesses. Barron's recently pointed out that "growth" stocks are selling for about 65% of the normal premium they command over "value" stocks. We try to combine growth and value disciplines, of course, by investing in growth businesses at what we believe are value prices. We think businesses that are growing fast, solving problems of individuals and society, will stand out in coming years. Especially since growth for many businesses may be more difficult to achieve than it was during the prior decade. This is due to the higher costs than in recent years for pension, insurance, healthcare and security that must be borne by our businesses and society.

We're trying to invest during the `00s in businesses well-positioned to take advantage of "mega-trends," long lasting societal and demographic trends or legislative initiatives that will offer businesses long term opportunities for significant growth. Like homeland security and defense. Which since last fall have become a national imperative that will not soon fade away. Or like spending on the home since Americans now want to spend more time with their families. Or like local travel and entertainment, another way individuals can spend more quality time with their families. Or like insurance, providing that the businesses in which you invest don't have long tail asbestos liabilities. Americans now know they are underinsured. Since last fall insurance rates have rocketed higher since perceived risk is higher and capital pools are less. Or, like gaming. States' budgets are in chronic deficit and in

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BARON FUNDS
--------------------------------------------------------------------------------


need of help. Raising taxes just isn't an option. Except indirectly. Expansion of gaming is just one such relatively painless option that we expect to happen increasingly. And of course, we expect to emphasize our long time investment themes, education and healthcare. Education, since you need it to provide for your family in a technology based society. Healthcare, since it now represents about 14% of our economy and is inexorably increasing its share. As our affluent population ages and demands universal and higher quality healthcare, demand for these services seems likely to continue to increase.

The power of growth. We think it will be increasingly evident during the next ten years. And we believe, as we have written for years, you don't have to invest directly in cyclical technology businesses to achieve capital growth.

"IF YOU DON'T WANT TO OWN A STOCK FOR TEN YEARS, YOU SHOULDN'T THINK ABOUT OWNING IT FOR TEN MINUTES."

That remark by one of America's best-known investors captures the difference between investing in businesses and trading stocks. I became a securities analyst in 1970 after attending law school for three and a half years in the evenings. In 1971, I became an institutional analyst. Which means institutional investors paid commissions to the "sell-side" brokerage firms that employed me to pay for my research. There wasn't a lot of competition for analyst jobs then. The markets had been in a trading range since 1966, which actually persisted to 1982, and it seemed like more individuals were leaving Wall Street careers than starting them.

In 1973-74, one of my best friends and an institutional client, Dick McKenzie, was the manager of Oppenheimer Aim Fund. I was recommending purchase of Mattel stock. Mattel's Barbie doll business was then about 20% of Mattel's $260 million annual sales, but I felt Barbie had a lot more potential. My friends were getting married and anyone who had a daughter would quickly buy Barbie this and Barbie that for their young children. And anytime Mattel came out with a new Barbie this or Barbie that, it virtually flew off toy store shelves. Many analysts, however, felt the market for Barbie, following its substantial growth during the prior several years, was "mature." Mattel's stock in 1973-74 traded between $6 and $10 per share. Although it was then earning only about $.12 per share I felt that with normalized profit margins, Mattel could earn $1 per share. Mattel at the time had $16.7 million shares outstanding and, therefor, a market value of $100 to $150 million depending on the week. Following my recommendation, Dick and I traded Mattel's stock at least three times during that two year period earning perhaps 30-50% each time. We at least doubled our money trading Mattel during the two years, but when it went above $10 we never bought it again.

I was right. Barbie did have a lot more potential. And so did Mattel. Mattel has current year sales of about $4.7 billion, about 30% of which can be attributed to Barbie. Mattel's market cap, the value of its business, is now $8.2 billion! So, although our trading looked awfully smart at the time, we missed a 40 bagger by following my astute trading tactics. Which, of course, was certainly a valuable investment lesson.

2000-2002. WIDOWS' AND ORPHANS' STOCK HOLDINGS DEVASTATED.

Perhaps the most surprising and certainly one of the most disappointing aspects of the stock market decline of the past three years has been the impact on so called widows' and orphans' stock portfolios, portfolios assembled by fiduciaries. AT&T, Lucent, Qwest, Worldcom, AOL Time Warner, Enron, the Baby Bells. They and other "safe" stocks lost all or most of their market values. One only has to look at The Sunday New York Times' listings of the performance of the 20 stocks held by the largest number of individual accounts at Merrill Lynch to get a sense of the pain inflicted, the retirement accounts decimated. The home runs this year are Johnson & Johnson, down 11.6%, Exxon, down 14.5% and Walmart, down 19.9%. The rest of the list is populated with 30%, 40%, 50%, 60%, 70%, 80% and 90% declines. This year alone!

Anyone can be an investor. Whatever your full time occupation. And, it looks so easy. All you have to do is open an account at Schwab or Fidelity or Merrill or Salomon Smith Barney or American Express. And, to paraphrase Will Rodgers, only buy stocks that go up. If a stock doesn't go up, don't buy it.

But, analysts and portfolio managers and financial planners can't do the work of other professionals in their spare time. They can't just become pilots or dentists or teachers or engineers or plumbers or lawyers or doctors...unless they receive extensive professional training, of course. During the past several years, we had often read about and listened to individuals describe how much they were earning with their tech investments. Or by day trading. How they could see the future and it was all about tech. About the only thing you can say that's positive about the past three years is that investment professionals may come to be considered professionals. At least some may.

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ELEVENTH ANNUAL BARON INVESTMENT CONFERENCE: OCTOBER 18, 2002. 8:00 AM THROUGH
4:00 PM. GRAND HYATT. NEW YORK CITY. GREAT SPEAKERS. SURPRISE ENTERTAINMENT. DON'T MISS IT! HELP US CELEBRATE OUR FIRM'S 20TH ANNIVERSARY.

For more than fifteen years since Baron Asset Fund's inception on June 12, 1987, we have tried to provide our shareholders with enough information to allow you to make an informed judgement about whether Baron Funds is a suitable investment for you and your family. Our quarterly reports describing our investments and strategies offer the information I would like to have if our roles were reversed. We think our annual investment conferences are another opportunity for you, our shareholders, to become more knowledgeable about your investments in Baron Funds.

The chief executives of four businesses in which we hold significant investments will describe in thirty minute presentations the businesses they lead and the prospects for their businesses. Their talks often, but not always, include "dog and pony show" film clips and slides. They always end with a 15 minute question and answer session with our shareholders.

Following lunch, I will address our shareholders, as well, and answer questions, no holds barred, for as long as you'd like to ask them. As they have during the past few years, Cliff and Mitch, the other two senior Baron portfolio managers, as well as Morty, our President, will also briefly address our shareholders. They will also help me, as will Andrew and Susan, our two senior analysts, in our wide-ranging shareholder question and answer session.

We would not think of investing in a business on behalf of our Funds' shareholders without "kicking the tires" of our investments...visiting and interviewing...not just a business' management, but its competitors, customers and suppliers. We offer our shareholders that same opportunity, to "kick the tires" of your investment in Baron Funds by interviewing your Funds' managers and analysts, as well as, executives of companies in which your assets have been invested. You have the opportunity to judge for yourselves whether you think these executives are forthright and capable. Just ask us questions. We'll try to answer them.

Our speakers for this year's conference will be announced when our shareholder invitations are mailed later this month. Please RSVP at 1-800-99-Baron or 212-583-2100 or e-mail us at info@baronfunds.com to reserve a place so that we can be certain we will be able to accommodate you. Space is limited. Only shareholders with tickets will be admitted. Last year more than 2000 guests attended. As always, there is no charge to attend. We have set aside rooms for our guests in four hotels at "special rates." Unfortunately, this is New York City and "special rates" here would not be so regarded in the rest of the country. We hope you'll be able to attend.

RECEIVE OUR SHAREHOLDER LETTERS BY E-MAIL.

Shareholders can now receive our shareholder quarterly letters electronically. To do so, please visit us at BaronFunds.com and register for e-mail delivery of our quarterly reports, annual prospectus and special announcements.


THANK YOU FOR INVESTING IN BARON FUNDS
-------------------------------------------------------------------------------
We recognize that, for most individuals, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We're certain that, due to the extended 2000-2002 "bear market" in stocks, the current capital goods led recession and the modest recovery, to date, as well as very negative opinions by many well respected investment advisors, this decision cannot be any easier.

We hope our shareholder letters, magazine and newspaper interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an attractive and appropriate investment for you. And whether Baron Funds, in particular, remains an attractive investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,


/s/ Ronald Baron
----------------
    Ronald Baron
    Chairman and CEO
    August 8, 2002

 [REGISTERED LOGO]



1        BARON ASSET FUND



PERFORMANCE...................................................................6

PORTFOLIO STRUCTURE...........................................................6

RECENT DEVELOPMENTS...........................................................7



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


BARON ASSET FUND

QUARTERLY REPORT                                                  JUNE 30, 2002

[PICTURE]
Ron Baron, Portfolio Manager


DEAR BARON ASSET FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------
Baron Asset Fund's performance in the June quarter was disappointing on an absolute basis. It did, however, perform somewhat better than the indexes and similar funds. The Fund lost 8.0% in the quarter compared to a 13.4% loss for the S&P 500 and an 8.6% loss for the Russell 2500. According to Morningstar, the average small-cap and mid-cap growth fund lost 13.3% and 14.1% in the quarter.

For the first six-months of 2002, according to Morningstar, Baron Asset Fund's performance ranks in the top 3% of all mid-cap growth funds. The Fund lost 2.5% in the six-months ended June 30, which compares to the average mid-cap growth fund, which lost over 16%.

Since Baron Asset Fund's inception fifteen years ago, the Fund has gained on average 13.5% per year, which compares well with the major market indices and its peer groups. The S&P 500 gained 10.9% per year; the Russell 2500, 10.8% per year; and the Russell 2000, 8.9% per year. According to Morningstar, Baron Asset Fund ranks in the top 12% of all mid-cap growth funds for the ten years ending June 30, 2002.

The Fund's strongest gainers for the quarter were Apollo Group, Dollar Tree Stores, ChoicePoint, Saga Communications and Trigon Healthcare. These businesses all performed well despite a difficult economy. The Fund's weakest performers in the quarter were Polo Ralph Lauren, Robert Half, Vail Resorts, Sotheby's
Holdings, DeVry and Charles Schwab. Although Schwab's business has been adversely affected by the bear market and it has been forced to further reduce its expenses to improve its profitability, the other listed businesses which negatively impacted our results have all experienced improving results. Based upon current share prices we believe that the Fund has significant opportunities for appreciation in each of the long-term investments that penalized our performance in the most recent quarter.

Baron Asset Fund's style is best described as a value orientation towards growth. It seeks to invest in small and mid-sized companies which the adviser believes have significant growth opportunities, but patiently waits for opportunities to purchase these companies at what we believe are attractive prices. This investment approach has delivered strong rates of return for more than fifteen years. The Fund's goal is to keep pace with the market during strong periods and outperform during weak markets, such as the 2000-2002 bear market. Of course, there is no guarantee that we will be able to achieve our objectives.

PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------

Table I
Portfolio Metrics
--------------------------------------------------------------------------------
Est. P/E Forward                                                           22.1X
Est. 5 Year EPS Growth                                                     26.5%
Median Market Cap                                                   $1.7 billion
Equity Securities                                                             49
--------------------------------------------------------------------------------

Table II
Industry Breakdown
--------------------------------------------------------------------------------
Business Services                                                          15.8%
Education                                                                  13.9%
Retail Stores and Restaurant                                               11.6%
Recreation and Resorts                                                      9.8%
Consumer Services                                                           9.4%
Financial                                                                   8.1%
Media and Entertainment                                                     6.0%
Chemical                                                                    5.6%
Healthcare Services                                                         5.1%
Other                                                                      14.7%
--------------------------------------------------------------------------------

BARON ASSET FUND
--------------------------------------------------------------------------------


RECENT DEVELOPMENTS
--------------------------------------------------------------------------------

CHARLES RIVER LABS (SUSAN ROBBINS)

Charles River Laboratories is a fifty-year-old company that has a unique, and we believe, dominant position in the $17 billion global drug development industry. Charles River is the leading provider of animal research models (primarily mice and rats) to major pharmaceutical and biotech companies, as well as, hospitals, academic institutions and government. Its 45% market share is four times the size of its nearest competitor. The other half of its $550 million business is in the delivery of pre-clinical biomedical products and services like, facility and contract site management, laboratory services and transgenic breeding. Both sides of the business call on the same customers. Unlike many of its competitors, Charles River has facilities in Europe, Japan and the U.S. This allows for faster and better customer service in a business where one's reputation as a reliable provider of quality product is the major competitive advantage.

In the quarter ended June 30, Charles River's revenues increased 17%. Demand remains strong, as drug companies' search for new compounds intensifies in the face of dwindling pipelines. Gross margins and EBITDA margins improved. Operating margins can expand further as the lower margin services segment continues to improve. The company opened a new 70,000 square foot model housing facility near Boston in April, and it is filling ahead of plan. In the first quarter, the company strengthened its balance sheet, replacing $175 million, 13.5% debt with 3.5% convertible debt. 2002 earnings guidance was raised to $1.37-1.40, which would represent a 50% year over year increase. We think Charles River could exceed this target and continue to significantly exceed its publicly stated goal of 20% annual top line and 25% bottom line growth.

As more complicated diseases are targeted, with the likelihood of even higher failure rates, pharma R & D spending directed toward early stage drug development has increased about 12% a year for the last five years. AS INVESTORS WE'D RATHER BET ON A BUSINESS LIKE CHARLES RIVER WITH SERVICES ESSENTIAL TO THE DRUG DISCOVERY PROCESS, AND LET OTHERS TRY TO GUESS WHOSE PRODUCT WILL BEAT THE TREMENDOUS ODDS AND MAKE IT TO MARKET. Literally thousands of compounds will go through preclinical and animal testing at an accelerating rate, prior to any human trials - which is why we see tremendous growth potential in Charles River's business.

In addition, Charles River is benefiting from the continued growth of outsourcing services. Today about 10% of preclinical services are outsourced and this share should grow perhaps 15% per year as pharmas try to cut costs, increase speed to market and enhance productivity in the pursuit of new drugs. Biotech companies, a growing force in drug development, do not possess internal preclinial capabilities and must outsource. The development of transgenic animal models, bred for certain characteristics or disease states, offers the opportunity for higher priced, higher margin units and even more competitive positioning in the market. As a hedge against possible curtailment of animal testing, which we do not foresee, Charles River has an invitro division to stay abreast of developing nonanimal technologies.

Charles River has completed 16 acquisitions since 1994 and is well


[GRAPHS]
--------------------------------------------------------------------------------

                PERFORMANCE FOR THE QUARTER ENDED JUNE 30, 2002

BARON ASSET FUND    -8.0%

S&P 500*           -13.4%

RUSSEL 2000*        -8.4%

RUSSELL 2500*       -8.6%

--------------------------------------------------------------------------------

                PERFORMANCE FOR THE ONE YEAR ENDED JUNE 30, 2002

BARON ASSET FUND    -3.9%

S&P 500*           -18.0%

RUSSEL 2000*        -8.7%

RUSSELL 2500*       -7.7%

--------------------------------------------------------------------------------

   CUMULATIVE PERFORMANCE SINCE INCEPTION JUNE 12, 1987 THROUGH JUNE 30, 2002

BARON ASSET FUND   572.6%

S&P 500*           377.3%

RUSSEL 2000*       261.7%

RUSSELL 2500*      370.4%

--------------------------------------------------------------------------------

* S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500, RUSSELL 2000 AND RUSSELL 2500 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 AND RUSSELL 2500 OF SMALL AND MID-SIZED COMPANIES.

BARON ASSET FUND
--------------------------------------------------------------------------------


positioned as a full service provider. Its most recent acquisition was Biolabs, a $10 million revenue company based in Ireland, which will serve as a beachhead for Charles River's services business in Europe. Charles River has proven to be an excellent integrator and we would expect more acquisitions of both large and small companies in the future.

ETHAN ALLEN (ANDREW PECK)

We have long been fans of Ethan Allen and Farooq Kathwari, its longtime CEO. Despite a difficult economy, the company recently reported strong June quarterly results with nearly all business trends improved, e.g. gross margin increased nearly 400 basis points and earnings per share gained 24%. Although the company has several well defined initiatives to double its earnings within five years, its shares are valued at just 13x estimated earnings for the next twelve months. Even though it is one of only a few very well run, very profitable furniture retailers. Ethan should continue to benefit from two substantial macroeconomic trends - the record housing sales of recent years generated by historically-low interest rates, eventually all these new homes will need lots of new furniture, and the much-publicized trend toward "nesting", observed by many in the aftermath of September 11th. Ethan Allen now has 316 stores, of which the company owns and operates 110, while the rest are run by a network of independent dealers. One important initiative? The company has continued to repurchase dealer-owned stores, and then improve their profitability. For instance, stores in Washington D.C. that generated $9 million in sales when dealer-owned, generated over $35 million annual revenues ten years later as company-owned locations. Stores in Philadelphia when dealer owned several years ago produced $5-6 million annual sales. Now, as company units, they produce $20 million revenues per year. Farooq believes he may have the chance to buy back an additional 50 or so dealers during the next few years, and that the profitability of these stores, which have a mere 5% operating margin, could double to 10% as corporate operating expenses are leveraged over a larger store base. Another major opportunity is to source additional merchandise from overseas, particularly China, where manufacturing costs are substantially lower
- gross margins on imported goods are about 500 basis points higher than those realized from domestic manufacturing. Currently, only about 10% of sales are from imported furniture, and that should be 15% within a year, and higher still in the near future. Ethan just introduced the Townhouse Collection, perhaps its most successful launch ever, comprised entirely of pieces imported from China. These lower-priced furnishings are selling particularly well among younger shoppers, an important demographic the company is targeting. While growing its overseas capabilities, Ethan Allen is still focused on reaping efficiencies from its domestic facilities. U.S. locations have been reduced from 27 to 17 during the past few years, yet this smaller factory base now produces more than twice as much sales as the previous manufacturing network. Ethan Allen has also seen good success from its Simple Finance program, launched less than two years ago. This in-house program offers shoppers the chance to gain instant approval for a GE credit line to shop in Ethan Allen stores, but which is non-recourse to Ethan Allen. There is now $175 million credit issued and $600 million in additional approvals outstanding. The company, which generated $130 million cash flow last year, has been aggressively repurchasing its stock. We believe that EA earnings should grow at a 15% rate for the next several years, reaching $3.00 by 2004, which could imply a $50-plus stock within the next 18 months.

CHOICEPOINT (ANDREW PECK)

ChoicePoint continues to execute exceptionally well in both of its major business segments. During its second quarter, revenues rose 22%, while earnings per share increased 19%. ChoicePoint's margins have been somewhat restrained by investment spending on important growth initiatives. The Insurance segment grew 17% on an organic basis, up from 12% growth the previous year. This growth has been fueled primarily by home and auto insurers, who continue to use ChoicePoint's C.L.U.E. and related databases with increasing frequency. As rates in the personal insurance market have become more transparent, through the proliferation of Internet sites and toll- free phone numbers offering instant insurance price quotes, the average consumer is switching insurers much more frequently. Each time someone switches, or just considers switching, ChoicePoint's databases are used by insurers to help generate the appropriate price quote. This business also has phenomenal financial characteristics, with operating margins near 50% and very significant free cash flow. Current Carrier, another contributory database targeted at insurers, was launched during the quarter, and should begin generating meaningful revenue and profit within the next several quarters. Business & Government, the company's other segment, grew its organic revenues by 6%, after experiencing five quarters of flat to negative growth rates. This pickup was due largely to renewed strength in its Workplace Solutions unit, which offers employee pre-screening services. This unit has suffered from weak hiring trends, but managed to grow nevertheless by stealing share from competitors and

BARON ASSET FUND
--------------------------------------------------------------------------------


selling more services to its existing clients. Its Public Records unit also performed well, and is currently pursuing exciting opportunities related to homeland security, which should develop throughout the next year. As the economy improves, we believe this segment will grow even faster than the Insurance segment.

APOLLO (SUSAN ROBBINS)

Apollo Group reported another excellent quarter: revenues increased 29%, earnings jumped 40%. Online enrollment was up an incredible 76%, against 86.5% growth in the prior year, to 45,200 students. Campus enrollment increased 14.6% to 80,200 continuing a reaccelerating trend. Operating margins improved to 29.2%, reflecting all time high online margins of 35% and 25.9% campus margins. The 16 schools that comprise the same store numbers, saw operating margins leap from 24.7% to 29.8%. These schools generated 79% and 86.2% of campus revenue and operating income, respectively, implying huge potential upside as the remaining 22 campuses, all opened in the last five years, continue to mature.

Free cash flow increased 200% to $80 million in the quarter. Apollo now has $599 million in cash and marketable securities.

New campus openings have achieved strong results, particularly in Houston and Dallas which with 2000 students since their March 2001 opening puts them ahead of plan. Atlanta also appears encouraging. Apollo intends to continue entering four to six new markets a year with Nashville and northern Virginia next. Over the next 12-18 months, pending regulatory approval, important states like New York, New Jersey and Connecticut could see their first University of Phoenix campus.

HISPANIC BROADCASTING (RONALD BARON)

The leading Spanish radio broadcaster, HISPANIC BROADCASTING, announced it agreed to be acquired by the leading Spanish television broadcaster, Univision. The two companies had been discussing this combination for years. The principal rationale? The combination will allow the companies' merged ad salespeople to offer image advertising on national television and price promotion and local market sales on radio...with one stop shopping. There remains a big opportunity to cross promote Hispanic radio, as well, with unsold television advertising. Of course, as the economy improves, more advertisers will pay rates comparable to the general market to reach the rapidly growing Hispanic television audience. With Hispanic population growth rates 5X the national average, the longer term prospects for Univision are obviously very favorable. The key to drive economics for the merged enterprise? The power ratio, the amount of sales achieved relative to audience share, is only about 70-80% that of general market radio and television. Univision has been more successful increasing its power ratio than Hispanic Broadcasting, offering further potential to the combination. In this difficult economic environment, the general television advertising market is growing 7% partly due to strong political spending. The Spanish television market is growing at about twice that rate and Univision, partly due to a new network, is growing ad revenues nearly 20%.

POLO RALPH LAUREN (ANDREW PECK)

Polo Ralph Lauren continues to make progress on several initiatives that should drive both top-line growth and expand operating margins. Europe, which represented just 10% of Polo's wholesale revenues last year, remains a very attractive, under-penetrated market. Europeans spend a higher percentage of their income on clothing, have a greater appreciation for quality tailoring, and are less accustomed to purchasing items on sale. Polo believes this should be a $1 billion market within five years, up from less than $300 million today, and the potential, over time, is $3 billion revenues per year. An important strategy in achieving this goal has been to repurchase its remaining European licensees, allowing management to oversee this growth in-house. The company acquired its Italian licensee in late-2001, and believes there may be opportunities to repurchase additional countries soon. Polo is also adding several flagship stores in major European shopping capitals to better project its brand. This initiative is generating favorable results, with European sales up in the strong double- digits during the last quarter.

On the design front, Polo has just introduced the Blue Label collection, a high-end woman's bridge line to be sold through the company's full price specialty stores, offering higher-margin product that will also be differentiated from merchandise available in Polo's department store boutiques. This line is expected to generate $100 million in first-year sales. Polo has also made progress on its long-stated objective of improving its stores' profitability. Retail operating margins expanded 380 basis points in the most recent quarter to 7%, and the company believes margins should reach 10% within two years. Retail performance was helped by an emerging turnaround at Club Monaco, the hip casual chain Polo acquired in 1999. Polo is also making progress on several initiatives to enhance efficiency. During the recent quarter, air freight expenditures were reduced by nearly 60%, and turnaround times at the company's distribution centers were dramatically reduced. Inventories, which had been a source of concern, also were down 16% in the most recent

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BARON ASSET FUND
--------------------------------------------------------------------------------


quarter. Polo continues to generate significant free cash flow, and now has no net debt. This strong financial position will allow it the future flexibility to acquire additional licensees as they become available, and possibly to buy in shares. Polo's shares remain inexpensive, trading at about 11x the company's expectations for current year's EPS of $1.80 to $1.90 which could double within four years.


THANK YOU FOR INVESTING IN BARON ASSET FUND
-------------------------------------------------------------------------------

We recognize that, for most individuals, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We're certain that, due to the extended 2000-2002 "bear market" in stocks, the current capital goods led recession and the modest recovery, to date, as well as very negative opinions by many well respected investment advisors, this decision cannot be any easier.

We hope our shareholder letters, magazine and newspaper interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an attractive and appropriate investment for you. And whether Baron Asset Fund, in particular, remains an attractive investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence. We're looking forward to seeing you at the 11th Annual Baron Investment Conference in October.

Sincerely,


/s/ Ronald Baron
----------------
    Ronald Baron
    Chairman and Portfolio Manager
    August 8, 2002

[REGISTERED LOGO]



2        BARON GROWTH FUND


PERFORMANCE..................................................................11

PORTFOLIO STRUCTURE..........................................................11

PORTFOLIO HOLDINGS...........................................................12

RECENT PORTFOLIO ADDITIONS...................................................12



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


BARON GROWTH FUND

QUARTERLY REPORT                                                  JUNE 30, 2002


[PICTURE]
Ron Baron, Portfolio Manager


DEAR BARON GROWTH FUND SHAREHOLDER:


PERFORMANCE
--------------------------------------------------------------------------------
Baron Growth Fund's performance in the June quarter was disappointing on an absolute basis, satisfactory on a relative basis. The Fund lost 5.1% in the quarter compared to a 13.4% loss for the S&P 500 and an 8.4% loss for the Russell 2000. According to Morningstar, the average small-cap growth fund lost 13.3% in the quarter.

For the first six-months of the year, according to Morningstar, Baron Growth Fund's performance is in the top 5% of all small-cap growth funds. The Fund lost 0.8% in the six-months ended June 30, which compares well to the average small-cap growth fund which lost 14.5%.

Since Baron Growth Funds' inception seven and a half years ago through June 30, the Fund has gained on average 20.1% per year, which compares well with the major market indices. The S&P 500 gained 12.6% per year; and the Russell 2000, 10.0% per year. According to Morningstar, Baron Growth Fund ranks in the top 2% of all small-cap growth funds since its inception.

Baron Growth Fund's style is best described as a value orientation towards growth. It seeks out small companies which the adviser believes have significant growth opportunities, but patiently waits for opportunities to purchase these companies at what we believe are attractive prices. This investment approach has delivered above average rates of return since the Fund's inception seven and half years ago. The Fund's goal is to keep pace with the market during strong periods and to outperform the market during weak market periods. Of course, there is no guarantee that we will be able to achieve our objectives.

The Fund achieved strong performance in the quarter from healthcare services providers. United Surgical Partners, CTI Molecular, Charles River Labs, Odyssey Healthcare and Centene all performed well. Other businesses whose share prices reflected their good current results were retailers Dollar Tree Stores, Chicos FAS, Linens `N Things; media businesses LIN TV and Saga; adult education provider Apollo; insurance services and security database business ChoicePoint and consumer services business Weight Watchers.

Although business results were strong for Catalina Marketing, Krispy Kreme, Kronos, Fair Isaac, OM Group, Radio One, Vail Resorts and Choice Hotels, their share prices fell in the quarter. Waddell and Reed's mutual funds performance and sales were adversely affected in the quarter and its share price fell.

PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------

Table I
Portfolio Metrics
--------------------------------------------------------------------------------
Est. P/E Ratio Forward                                                    21.8X
Est. 5 Year EPS Growth                                                    24.8%
Median Market Cap                                                  $1.1 billion
Equity Securities                                                            81
--------------------------------------------------------------------------------

Table II
Industry Breakdown
--------------------------------------------------------------------------------
Business Services                                                         13.5%
Retail Stores and Restaurant                                              11.9%
Healthcare Services                                                       12.0%
Financial                                                                  8.1%
Recreation and Resorts                                                     8.2%
Education                                                                  6.1%
Printing and Publishing                                                    5.6%
Media and Entertainment                                                    5.0%
Hotels and Lodging                                                         4.2%
Other                                                                     15.9%
--------------------------------------------------------------------------------

BARON GROWTH FUND
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

ARBITRON (GEOFF JONES)

Arbitron is the dominant provider of radio audience measurement in the United States. Its service is used by radio broadcasters and advertisers to set ad rates. In the past year, following its spinout from Ceridian, Arbitron has achieved steady revenue and cash flow growth despite a difficult advertising market. The company's share price, a little less than 20X 2003 earnings, 16X 2003 earnings excluding Portable People Meter (PPM) startup losses, is attractively priced based upon the prospects for continued 15% annual growth for its core business. The company's PPM, a patented, electronic passive audience measurement tool, offers Arbitron the opportunity to expand its audience measurement business to television and the web...and increase its growth rate significantly.

Radio audience measurement is a business characterized by predictable revenue growth, solid operating margins, 32% this year and strong cash flow. Arbitron has over 3900 radio station clients, more than a third of the entire industry. Its four or five year contracts have annual price escalators that help insure at least low to single digit revenue growth. The company's most important client, Clear Channel, recently entered into a new contact expiring 2004.

Radio consolidation seems to have actually helped, not hurt, Arbitron's sales. Smaller acquired, stations subscribe to more services after they have been acquired, than they had previously. The company's diary collection costs do not vary whether fewer or more stations are customers. Its capital expenditures are minimal. Its research expense approximates $20-25 million per year, partly to find ways to improve audience measurement but principally, of late, to develop and test its PPM. The PPM is now being field tested in Philadelphia and Boston.

The PPM is a pager-sized device, intended to be worn or carried by survey participants throughout the day. The primary advantage of the system is that it is passive, and as a result, since it does not rely upon an individual's recollection, is presumably more accurate than a written diary. Arbitron hopes to increase its radio revenues, and perhaps lower its costs, using this tool. However, an even bigger opportunity lies in an ability to use this service in television. Nielsen, the leading provider of television audience measurement, is participating in the Philadelphia test. The two companies have begun negotiations to form a joint venture to commercialize the PPM. Nielsen's new CEO has recently suggested that her company is focused on analyzing PPM's potential. An agreement with Nielsen would offer Arbitron the opportunity to turn significant development losses into operating profits.


RECENT PORTFOLIO ADDITIONS
--------------------------------------------------------------------------------

CENTENE (SUSAN ROBBINS)

Centene is a Medicaid HMO that operates in Wisconsin, Indiana, Texas and soon, in New Jersey. Centene provides managed care programs and services primarily to a population of lower income woman and children. Centene's programs are designed to lower costs and increase the quality of healthcare for these individuals vs. unmanaged, fee-for-service models.


[GRAPHS]
--------------------------------------------------------------------------------

                PERFORMANCE FOR THE QUARTER ENDED JUNE 30, 2002

BARON GROWTH FUND   -5.1%

S&P 500*           -13.4%

RUSSEL 2000*        -8.4%

--------------------------------------------------------------------------------

                PERFORMANCE FOR THE ONE YEAR ENDED JUNE 30, 2002

BARON GROWTH FUND    2.1%

S&P 500*           -18.0%

RUSSEL 2000*        -8.7%

--------------------------------------------------------------------------------

  CUMULATIVE PERFORMANCE SINCE INCEPTION JANUARY 3, 1995 THROUGH JUNE 30, 2002

BARON GROWTH FUND  294.4%

S&P 500*           143.8%

RUSSEL 2000*       104.9%

--------------------------------------------------------------------------------

* S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

BARON GROWTH FUND
--------------------------------------------------------------------------------


Medicaid is a $175 billion government entitlement program, covering 44 million people, or 15% of the U.S. population. Medicaid is projected to grow to over $440 billion by 2010. It represents states' number one or two budget line item and its 10-12% annual growth is becoming increasingly burdensome to both the states and the Federal government, which provides 57% matching funds. To help address these spiraling costs, in 2001 Congress granted states the right to shift their Medicaid recipients into managed care. Today about 50% of Medicaid's beneficiaries are enrolled in HMOs. Centene is one of only two public Medicaid-only HMOs and it is the third largest of the 130 Medicaid-only HMO's in the U.S. The company operates in and targets for future expansion nearly three quarters of the 37 states that have chosen mandates. It has been careful to avoid those states without a history of reasonable reimbursement levels and the opportunity for meaningful membership growth.

Centene establishes a proprietary network of doctors and hospitals with reimbursement rates higher than fee for service plans to encourage participation and discourage turnover. To provide better outcomes at lower cost it has developed disease management programs and services such as Nursewise, a 24/7 triage call center. Because the greatest costs in this population can be attributed to only a few circumstances like premature births, untreated asthma and inappropriate emergency room use, Centene establishes locally based education and outreach programs to reduce the incidence and costs of these medical issues. Centene goes so far as to provide free transportation to and from medical visits to reduce ER use, improve term birth and have its patients' asthma properly treated.

Centene is at risk to manage all healthcare for a fixed per member per month fee which currently averages about $132. Typically, this rate is determined by applying a 5% discount to the state's unmanaged cost of care. From 1998 to 2001, Centene has achieved annual fee increases of about 10%. Fee growth could moderate to 5-6% within the next two years.

To date, most of Centene's membership growth has been organic. From 1998 to 2001, membership grew at a compound annual growth rate of 17%. At December 2001, 86% of total membership had been internally generated. Organic growth will continue to be meaningful - we project it will run at an annual rate of 12-14%. This year Centene has announced two significant acquisitions, a 26,000 member plan in Texas and 50,000 member plan in New Jersey, which will add a combined $140 million annual revenues. We expect Centene to enter more new states through acquisitions.

Same market growth and acquisitions should generate revenue growth of at least 20-25% for several years. In addition, Centene's opportunities include new markets like SCHIP. The State Children's Health Insurance Program is a $40 billion, 10 year federally funded program to expand coverage for uninsured children whose parents are not Medicaid eligible. Centene's expertise here should prove an excellent match. In addition, Centene has a meaningful opportunity to offer its specialized education and services such as Nursewise to other Medicaid HMO's on a fee-for-service basis. Lastly, the company will expand its business in fee-for-service coordination of care for disabled elderly covered under SSI.

In 2002 and 2003, Centene earnings per share could reach $1.69 and $2.50 respectively on revenues of $408 and $548 million. At its current price of $27, Centene is trading at less than 11X 2003 earnings per share, for a company that could achieve nearly 50% earnings growth. Over the last four years, Centene reduced its medical costs ratio from 89%, to its targeted 82- 83.5%. This level should be maintained. SG&A, which has declined as a percentage of revenue from 16% to 11.1%, can reach the high single digits over the next 12-18 months. This from leveraging the growing membership base over scalable centralized services such as automatic claims adjudication and Centene's 1.25 million member capacity IS platform. Of course, as a provider to government, margin expansion is not unlimited, but as Centene continues to prove its value in the states' drive to save costs and improve care, we think reasonable margins are protected.

CTI MOLECULAR (SUSAN ROBBINS)

CTI Molecular is the pioneer and only full service provider in the fast growing PET industry. PET, which stands for positron emission technology, is a very exciting noninvasive imaging technology, which we believe has the potential to become the standard of care in the diagnosis, treatment and monitoring of cancer, heart and neurological diseases, such as Alzheimers. Its unique value is that it allows physicians to actually see biochemical changes at the molecular level within the human body. This is done by injecting a very small amount of radioactively tagged glucose molecules into the body, which migrate to metabolically active vital organs and diseased cells, e.g. tumors, where they are detected by a PET scanner. This technology can find anatomic changes before they become visible, or sometimes even before symptoms appear.

While the merits of the technology were recognized when PET was introduced twenty years ago, its usage, until recently, was primarily in academic and research settings. There are two


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major  reasons for this lag in wider  adoption.  The first is the  difficulty of handling the radiopharmaceuticals required in the procedure. These drugs, the primary one called FDG, requires manufacture in a cyclotron and demand special handling because of their radioactivity and half life of a mere 110 minutes. Without an extensive distribution network in place to make the drugs readily available, PET was simply not a viable technology. CTI committed to building a network that now includes 32 radiopharmacies located in major metropolitan areas. It plans to add five to eight per year for the next three to five years. It dominates this market with 60% share, three times that of its nearest competitor.

The second barrier to widespread PET adoption was limited reimbursement. The breakthrough came in 1988 when CMS granted reimbursement for lung cancer, followed by six broad approvals in 2001. With coverage for breast cancer to start in October 2002, 70% of Medicare cancer patients will have their PET procedures reimbursed. Approval for Alzheimers could begin by 2004 or 2005. PET is reimbursed at approximately $1700 per scan with $425 per dose for FDG. While we think reimbursement levels will fall over time, we believe increased volume, supported, of course, by better diagnostic and treatment outcomes, will make up for this price erosion. We believe PET should experience an arc similar to that of MRI which, when introduced, was an expensive, rare procedure and is now ubiquitous.

In 2001 there were 400 scanners in the U.S. and approximately 250,000 scans were performed, a $700 million market. We believe in four to five years the market will support 2000 scanners that would generate around 4 million scans/ year, a $3 billion market. Against this backdrop, we believe CTI has the capacity to grow its sales and earnings at least 30% and 40% per year respectively over the next four to five years.

In addition, Siemens, owns 49.1% of CTI PET Systems (the scanner manufacturing division) and has an option to acquire the other 50.1% once cumulative scanner sales have reached certain predetermined milestones. CTI believes this could be triggered in 2005. Because CTI has the right to defer for one year, the earliest the sale could take place would be 2006, when we believe scanner sales before minority interest could be $350 million, with net profits of $35 million. If a negotiated sales price can't be reached, valuation will be determined by an independent third party. Recent Siemens acquisitions have been valued at 30-40x after tax profits. We estimate CTI could then receive about $600 million, $14 per share, for the scanner business. It would then be left with $500-600 million radiopharmaceutical, services, distribution and manufacturing revenues and could be earning about $1.55 a share. That business could then be worth perhaps $40 per share altogether, giving us the potential to triple our investment over the next four years.

Since its initial public offering in June, CTI has strengthened its position versus its leading competitor, GE. This includes the introduction of the proprietary premium priced LSO crystal, which allows for better imaging quality and faster scan times, twice as fast as previously. The company has also announced a private label financing partnership with DVI, another Baron holding, which will allow them to offer flexible financing terms. Lastly, CTI has recently hired the head of GE's molecular imaging division.

LIN TV (GEOFF JONES)

LIN TV is one of the largest independent pure-play owners and operators of television stations in the United States. The company operates 26 stations in 21 markets, which together cover about 7% of total U.S. households and all of Puerto Rico. Prior to our investment in LIN, our broadcasting investments have been concentrated in radio, which has enjoyed faster advertising growth than television over the last five years. We believe, however, that regulatory changes are on the way that will encourage more consolidation in television and highlight TV station asset values. Furthermore, LIN's management, through focused execution and smart acquisitions, has made the company one of the fastest growth vehicles in the television business. When the regulations change, which we believe is inevitable, CEO Gary Chapman and his team at LIN should be among the best at taking advantage of the new opportunities.

LIN has succeeded over the years through a strategy that includes developing strong local news franchises, operating multiple stations in a market and selectively acquiring and improving underperforming TV stations. The company operates the number one or number two local news station in 89% of its markets. Local news leadership is important because franchise news operations take a disproportionate share of local advertising dollars - the most stable type of television advertising - including capturing a disproportionate share of political spending. LIN was one of the early pioneers of duopolies - operating multiple stations in a single market - and today operates duopolies in seven markets. The primary benefit of a multi-channel strategy is on the cost side, where numerous functions can be consolidated to improve margin potential. Finally, the company has created value in the past through buying and improving stations, and LIN's current portfolio is replete with


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BARON GROWTH FUND
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opportunities  to  do  this  again.   The  company  recently   acquired  Sunrise
Television's six stations, and immediately set to work on implementing LIN's operating strategy. As a result, we expect local revenue shares in the Sunrise markets to increase as management improves news operations, and we expect Sunrise margins to expand to closer to LIN's historical mid-40% level as compared to the 33% that Sunrise achieved in 2001. The company also has a significant opportunity in Puerto Rico, where it acquired stations in the last several years that combined for essentially zero cash flow prior to their purchase by LIN. Largely due to cost cuts alone, these stations should be able to earn as much as $14 million in cash flow this year, and we expect further increases through additional cost savings and enhanced revenues as investments in local programming pay off and older, expensive programming contracts lapse.

The FCC is currently reviewing its rules related to most forms of media ownership, and the Commission has indicated it will make its decisions by the spring of 2003. Already this year, the U.S. Court of Appeals in Washington D.C., has declared one media ownership rule unconstitutional, and it has sent others back to the FCC for review. Ultimately, we expect the Commission to ease the rules regulating television duopolies, preventing newspaper/ television cross-ownership and capping national household reach at 35%. For LIN, such changes should allow the company to pursue additional duopoly opportunities in the short run as well as to attract the interest of more potential acquirers in the long run. With LIN shares trading at about 11 times cash flow, we see significant upside to the company's net asset value. Recent television station transactions have been at multiples as low as 10 times and as high as over 30 times, with an average in the low to mid-teens. In fact, LIN itself was taken private through a leveraged buyout in 1998 that valued the company at about 13 times cash flow, and a similar valuation multiple for LIN would result in over 50% upside over the next couple of years.

PENN NATIONAL GAMING (ANDREW PECK)

Penn National Gaming is the operator of various gaming properties in several diverse jurisdictions. Although we had previously studied Penn years ago, our interest was rekindled when Kevin DeSanctis, a highly respected, top-notch executive at Kerzner International, another of our large investments, joined Penn as its new President. Penn began in 1972 as a small-time owner of racetracks and horse betting facilities in Pennsylvania. Through a string of savvy acquisitions, the company now comprises nearly ten gaming and horse racing facilities. It recently announced its largest acquisition to date, Hollywood Casino. Penn has been remarkably astute at identifying opportunities within the gaming world that others have overlooked. For instance, it acquired its most successful property, Charles Town Races in Jefferson County, West Virginia, for $17 million in 1997 before others appreciated the huge potential related to the introduction of slot machines there. It subsequently invested more than $50 million to enhance the property and install slot machines. The facility, known informally as a `racino' because it mixes both horseracing and slot machines, now generates more than $60 million per year in cash flow, and in a couple of years should produce $100 million per year. Penn also operates properties in Louisiana and Mississippi that have substantial opportunity to improve margins and expand cash flow. Penn also stands to benefit dramatically, if gaming is allowed into Pennsylvania racetracks, of which it owns two out of four within the state. The state gubernatorial election will occur this November, and both candidates have publicly supported this gaming initiative. If gaming is allowed at tracks in Pennsylvania, we believe Penn could earn at least an additional $30 million cash flow per year for each of its two Pennsylvania race tracks. The company's pending acquisition of Hollywood likely will be substantially accretive. Hollywood operates three properties, all branded as `Hollywood Casinos,' complete with glamorous movie themes. Penn will consider extending this well-regarded brand throughout its pre-existing properties. Hollywood's crown jewel is the facility located in Aurora, Illinois, outside Chicago. The property is already one of the most successful outside Nevada, generating more than $80 million in annual cash flow, and several initiatives could permit grow cash flow to increase meaningfully from that level. In addition, none of the Hollywood properties requires meaningful capital expenditures in the near future, so most of their earnings will amount to free cash flow available to repay debt. Penn will also benefit from a big funding arbitrage, as it refinances Hollywood's $600 million debt, which is now set at onerous double digit rates. We thought Penn was compellingly priced prior to the Hollywood deal, and afterwards we think it will be a steal. Assuming the deal closes within the expected timeframe, Penn could earn $1.70 in EPS and more than $2.50 per share in free cash flow next year - and any new gaming in Pennsylvania would represent an upside to these estimates. The company's earnings could double from those levels in the next several years. At 10X projected 2003 earnings, Penn's shares, in our opinion, do not yet reflect its favorable prospects.

                                       15
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BARON GROWTH FUND
--------------------------------------------------------------------------------


THANK YOU FOR INVESTING IN BARON GROWTH FUND
-------------------------------------------------------------------------------


We recognize that, for most individuals, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We're certain that, due to the extended 2000-2002 "bear market" in stocks, the current capital goods led recession and the modest recovery, to date, as well as very negative opinions by many well respected investment advisors, this decision cannot be any easier.

We hope our shareholder letters, magazine and newspaper interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an attractive and appropriate investment for you. And whether Baron Growth Fund, in particular, remains an attractive investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Growth Fund. We will continue to work hard to justify your confidence. We're looking forward to seeing you at the 11th Annual Baron Investment Conference on October 18.

Sincerely,


/s/ Ronald Baron
----------------
    Ronald Baron
    Chairman and Portfolio Manager
    August 8, 2002


                                       16

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 [REGISTERED LOGO]



3        BARON SMALL CAP FUND



PERFORMANCE..................................................................17

PORTFOLIO COMPOSITION........................................................18

RECENT RESULTS...............................................................19

OUTLOOK......................................................................19



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BARON SMALL CAP FUND

QUARTERLY REPORT                                                  JUNE 30, 2002


[PICTURE]
Cliff Greenberg, Portfolio Manager


DEAR BARON SMALL CAP FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------
Baron Small Cap Fund (BSC) lost 1.5% in the second calendar quarter of 2002. This was a strong performance versus the Russell 2000 and the S&P 500, which were down 8% and 13%, respectively. For the first half of the year, the Fund was up 7.4%, while the Russell and S&P 500 were down 5% and 13%. BSC performed in the top 1 percentile of all small cap growth funds in the first half of the year, and its performance is highly ranked for the last one year and five year periods.

However, we have lost 16% since the end of the quarter (as of August 11th) and are down about 9% year-to-date. This decline mirrors the very difficult period the general market has just experienced. In addition to discussing this quarter's results, I will discuss our results since quarter's end, give my perceptions of today's issues (especially how it pertains to our holdings) and describe how we have positioned the portfolio for the future.

During the quarter, our best performers were our education, healthcare and retail holdings. CAREER EDUCATION and APOLLO GROUP continue to post tremendous operational results, growing earnings at 50% and 35% respectively. These stocks were up because the growth these companies exhibited outperformed on both a relative and absolute basis. Our healthcare providers and service companies, UNITED SURGICAL PARTNERS (USPI), CROSS COUNTRY, CHARLES RIVER LABS and COMMUNITY HEALTH SYSTEMS, were also strong in the period. United Surgical Partners reported another quarter of same store (hospital) revenue growth of over 20%, same store cash flow growth of over 30%, and greater than 50% growth in total cash flow from internal operations. Additionally, USPI will either start up or acquire (and dramatically improve) 12 centers on a base of 40 domestic units, which will provide a source of future growth. We believe that USPI is laying the groundwork to build a unique chain of fast growing surgical units that will be three to four times larger in number than present and many times more profitable.

Our growth retailers, HOT TOPIC and KENNETH COLE PRODUCTIONS, performed well in the quarter. Consumer spending, though not robust, had been solid though the quarter. However, the near-term environment appears to be softening. We continue to eagerly invest in retailers when we find the following confluence of circumstance: dedicated and talented management, unique stores and product offerings, superior returns on investment, significant opportunities to grow the store base and reasonably priced stocks.

Our media stocks acted poorly in the quarter after a strong performance in the first quarter. Most of the losses had to do with particular issues with our holdings and also a market concern that the rebound in media spending, which we saw early in the year, will dissipate in the future (a belief to which we do not ascribe). RADIO ONE was weak because of allegations of inappropriate corporate behavior in relation to loans to officers and transactions between the company

BARON SMALL CAP FUND
--------------------------------------------------------------------------------


and its founders. Though we don't favor loans to officers, in this case the loans are fully recourse and in lieu of restricted stock grants. The inter-company transactions have to do with sales of radio stations between family entities and the company, which were fully vetted, reasonably priced and highly accretive to the public company. On the surface, the issues seem alarming, but when understood and analyzed, we are comfortable and believe that the fundamentals will lead the stock to higher levels.

TICKETMASTER was weak after the company rejected merger overtures from its parent company, USA Networks. As shareholders of Ticketmaster, we would favor USA's acquisition of the company if the price were fair, which we believe it is not presently. The personals business of match.com is very strong and the ticketing subsidiary is just starting some very interesting initiatives, which should accelerate its growth rate. The stock price does not properly reflect either of these growth opportunities. PENTON MEDIA finished a recapitalization, which we believed would create equity value, but business slowed beyond our expectations. We sold our position. RAINBOW MEDIA, is a well-capitalized collection of interesting, fast-growing cable channels. The company was dragged down when its troubled parent, Cablevision, announced it was acquiring the remaining stock in the company it did not already own. Though we were concerned about this possibility, we didn't believe it would happen. We sold the Rainbow stock at a loss.


PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
At the end of June, the Fund had about $867 million in assets and 68 holdings. The top 10 holdings were 33% of the Fund. Our largest holdings by industry group are business services: 15%, healthcare services: 15%, education: 11%, media and entertainment: 9%, and retail and restaurants: 12%. Cash was 7% at the end of the quarter. During the quarter, we have allocated more capital to Growth equities as opposed to Special Situations and Fallen Angels because the growth stocks we favor became more reasonably priced.

With the volatility in the market, we again were pretty active in purchasing new names, adding to our existing holdings at attractive prices and selling out entire holdings or trimming positions. Though our turnover is still relatively low, in the mid-50 percent, we tend to be much more active when there are big price changes.

In the June quarter, we purchased several new ideas: LIN TV - a well-managed operator and consolidator of mid market network affiliate television stations; JETBLUE AIRWAYS - a fast growing, (well-loved by most all who have been on board) discount airline; PREMCOR - an oil refinery company now managed by a seasoned, long time successful operator and DESIGNS, INC. - an interesting special situation where we participated in equity and convertible debt offerings which enabled the retailer to acquire another chain, Casual Male, out of bankruptcy. Casual Male is actually three times the size of the prior operations of Designs, and in our mind, is a jewel of a company, which was purchased well and has significant margin and revenue opportunities.


[GRAPHS]
--------------------------------------------------------------------------------

                PERFORMANCE FOR THE QUARTER ENDED JUNE 30, 2002

BARON SMALL CAP FUND      -1.5%

S&P 500*                 -13.4%

RUSSELL 2000*             -8.4%

--------------------------------------------------------------------------------

                PERFORMANCE FOR THE ONE YEAR ENDED JUNE 30, 2002

BARON SMALL CAP FUND       3.8%

S&P 500*                 -18.0%

RUSSELL 2000*             -8.7%

--------------------------------------------------------------------------------

  CUMULATIVE PERFORMANCE SINCE INCEPTION OCTOBER 1, 1997 THROUGH JUNE 30, 2002

BARON SMALL CAP FUND      67.7%

S&P 500*                  11.2%

RUSSELL 2000*              8.2%

--------------------------------------------------------------------------------

* S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.


                                       18

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BARON SMALL CAP FUND
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In addition to these new  purchases,  we made  significant  follow-on buys in 99
CENTS ONLY STORES, FAIR ISAAC, INTERACTIVE DATA, KRISPY KREME DOUGHNUTS and PROQUEST.

During the quarter we sold our GENTIVA, MOORE LTD, MILLIPORE and VIAD as these stocks met our price targets and we had better ideas. We trimmed our holdings in DAVITA, DOLLAR TREE, GENESCO, AMERISTAR, KENNETH COLE PRODUCTIONS, RESTORATION HARDWARE and UNITED SURGICAL PARTNERS, all into strength. As we have discussed, we try to modestly trade around our positions to give us the ammunition to buy new ideas or to add to our favorites when they are weak.


RECENT RESULTS
--------------------------------------------------------------------------------
As mentioned before, our performance has been weak since the end of the quarter. Our biggest losers in the period were our retailers, down about 25% as a group, our resorts and gaming companies, down about 30%, our media holdings, down 20%, and some individual holdings which had some- what disappointing earnings results
- CROSS COUNTRY, INTERACTIVE DATA, INFORMATION HOLDINGS and GABELLI ASSET MANAGEMENT.

Investors have become nervous that the consumer will be the next piece of the economy to slow and retail sales have moderated somewhat in July and August. We profess no insight in what is to happen next, however, if sales soften, near-term earnings will be negatively affected. Though this concerns us and we are trying to stay attuned, our focus is also on the future and we believe that our holdings now sell at earnings multiples that are at significant discounts to our projected long-term growth rates, which is unusual. We have taken advantage of this opportunity to add to our holdings in 99 CENTS ONLY STORES, CHEESECAKE
FACTORY and KRISPY KREME DOUGHNUTS. We also remain optimistic about our turnaround retail investments: Restoration Hardware and Designs, Inc., which have been sold to very low capitalizations as investors lose patience for developing stories.

Our gaming and recreation companies were weak because of fears of a travel slowdown and because these were typically valued on EBITDA, a measure that the market got increasingly uncomfortable with. To us, EBITDA is often a valid methodology as long as the analysis also considers the necessary capital needed to maintain and grow the enterprise. Though we prefer to look at companies on an earnings basis, EBITDA is not grounds in itself to discourage us. We remain optimistic about the prospects for regional gaming companies, but are concerned about business travel, so we have cut back our lodging investments. We did sell some of our marginal holdings in the group when we were disappointed by their results.

Concerning some of our other underperforming holdings, the theme is similar. A company's stock sells off because portions of their business have weakened, however their overall business is healthy, and in our opinion, underappreciated. For instance, Gabelli's assets under management were down somewhat as a result of the market being down. Yet investment results have been fine and efforts to grow the business with new funds and international distribution is on track. The stock is cheap versus the value of the franchise and the company is repurchasing its stock. Interactive Data provides information to the investment community. Its retail subsidiary, which provides quotes to day traders, is weak but we ascribe very little value to it as we look at the company. The piece of the business we are excited about is the institutional business which remains very solid. The balance sheet is strong and the stock trades at 12 times our estimate for cash earnings in `03, which we expect can grow 20% per year into the future. Likewise, the IT training division of Information Holdings is down presently, but that does not really matter when we look at the entire company. The intellectual property and publishing business units are doing terrific, and the enterprise also trades at 12 times our projected earning for 2003 and we think it is worth twice that.


OUTLOOK
--------------------------------------------------------------------------------
The investing public and the market are focused on some very important issues and I would like to share my views, primarily from the perspective of managing the Fund. However, my overarching goal is to construct a diversified portfolio of strong companies which offer both near and long-term performance potential regardless of these external factors.

We believe that periods of greatest alarm offer the best times to buy stocks and when everyone else is giving up, it's usually a sure sign to be more involved. We believe in the old sage quote "never mind the noise in the market, pay attention to the price of the fish." Presently, "the fish", our stocks, are cheap, especially when one does not obsess with today's "noise", but looks into next year and beyond to calculate the value of businesses. Though it may seem cavalier not to be fixated on today, it is actually more important to conservatively project where stocks will be a year from now, not tomorrow, in order to make the right decisions.


                                       19

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BARON SMALL CAP FUND
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As in other tumultuous times, we are paring back the portfolio,  to focus on our highest conviction ideas and are primarily concentrating on strong franchises that can flourish in any business environment. We feel these special growing companies and earnings streams will be even more cherished by investors when the market recovers.

CONCERNING THE ISSUES OF THE DAY:

1. CORRUPTION/ACCOUNTING SCANDALS/CONFIDENCE

The unending stream of stories of corruption is unsettling. We favor harsh treatment for these individuals and expect their coming prosecutions to reign in such extreme behavior in the future. Likewise, additional SEC and FASB oversights and lawsuits against accountants will reduce artificial financial schemes.

We have not lost faith in the markets and we do not expect to be surprised by similar revelations about our executives or our companies' accounting policies. Generally, small companies are less complicated than big ones and there is more transparency in their reported results. In addition, we believe our investment approach of doing our own independent due diligence and analysis, while directly interfacing with the senior management of the companies we examine, allows us to not only analyze the financials of the business but also the integrity of its executives.


2. OPTIONS/GREED

Options are an important tool for small companies to attract talent and to provide an incentive for employees to care about their performance. We like it when executives own large stakes in our companies as it creates a commonality of interest. However, we are long-term players in our investments and want to have option holders think the same way - that good results should make owners wealthy, not frothy markets or overreaching compensation committees. As we listen to discussions of options, we are less interested in accounting (I see both sides of the issue) and more hopeful than option grants will be more reasonable going forward, and determined by truly independent boards of directors. We also think that disclosure of option plans should be more timely, boards should require holding periods upon exercise, or if not, limit sales to predetermined periods or favor orderly liquidations, and ill-gotten gains made by selling stock prior to bankruptcy, or criminal offense, be clawed back for the benefit of all shareholders.

3. TERRORISM/DOUBLE DIP/MARKET OVERSHOOT ON THE DOWNSIDE

These are the real imponderables. We expect additional terrorism and/or war, here and abroad, but we don't know what the consequence will be on our economy or on our markets. We are concerned that the confidence crisis and the negative wealth effect caused by the market's decline could cause the economy to soften, but we believe this is mostly priced into the market. And just as the market went up very quickly in the late `90s, it could continue to remain oversold on the downside in this correction. It is our judgement that this will not occur and that a bottom is forming now caused by the absolute values that stocks presently offer versus the future earnings streams we foresee.


THANK YOU VERY MUCH FOR INVESTING WITH US AT BARON AND IN BARON SMALL CAP FUND
-------------------------------------------------------------------------------
The fund has done very well relatively, but we are focused on absolute performance. We hope, and think, we have been through the worst of it, and feel we have a terrific portfolio, which will perform well in the better environment we expect.

Very truly yours,


/s/ Cliff Greenberg
-------------------
    Cliff Greenberg
    Portfolio Manager
    August 8, 2002


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4        BARON iOPPORTUNITY FUND


PERFORMANCE..................................................................21

MARKET OVERVIEW..............................................................21

CONCLUSION...................................................................27



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


BARON iOPPORTUNITY FUND

QUARTERLY REPORT                                                  JUNE 30, 2002


[PICTURE]
Mitch Rubin, Portfolio Manager


DEAR BARON IOPPORTUNITY FUND SHAREHOLDER:


PERFORMANCE
--------------------------------------------------------------------------------
The iOpportunity Fund did not perform well during the second quarter, falling 24%. This compares with a 21% drop for the NASDAQ Composite and a 36% decline for the Morgan Stanley Internet Index. And as difficult as the first half of the year has been, July and the first few days of August have been worse. This leaves the Fund down 39% for the year as of this writing. It goes without saying that we, as both your portfolio management team and as fellow shareholders, are extremely frustrated with our "performance."

Several shareholders have written to us of late inquiring as to the health of the fund - trying to understand what is creating such poor performance and how much more risk there is for further losses. Below we will try to put our results in context, provide a general overview of the portfolio (that we hope will give you some comfort about the overall health and sustainability of the businesses we own) and review some of our companies and their recent performance. If this letter does not satisfy all of your questions, please do not hesitate to contact us and we will do our best to answer your questions.


MARKET OVERVIEW
--------------------------------------------------------------------------------
Emotion and psychology are the driving forces in the market these days. And both are decidedly negative. They are being fueled by a media frenzy around the stories of corporate fraud and executive malfeasance, as well as, recent economic data suggesting a weakening in the broader economy after the apparent strong recovery perceived earlier in the year. Moreover, the debate about the potential near-term direction of the market is raging amongst the pundits ("we're near a bottom" vs. "the sell off is just beginning") and has contributed to volatility that has reached historic proportions in daily market trading. Needless to say, confidence and optimism are nearly impossible to find.

These are all short-term "macro" issues - issues related to the current state of the economy and the market as a whole. The fear, anger and anxiety surrounding these issues have contributed to a broad-based contraction in valuations across the landscape in the equity markets as institutions and individuals rush to sell stocks regardless of long term fundamentals. "Micro" issues - issues related to the fundamentals of individual companies - have seemingly become irrelevant unless they fit into the negative context of the market or the economy as a whole. This means that companies that are executing well and growing, despite the broader issues in the market or economy, are being sold off with the rest of the market; and companies that are struggling, regardless of their potential value outside of current economic difficulties, are being sold with ferocity. This says nothing of those companies or industries where there is even a hint of accounting irregularity, however unfounded those rumors may later prove to be. The selling in such cases can be breathtaking. In any of these situations, any consideration of long term prospects and going concern valuations pales in comparison.

This is a very difficult environment for the stocks of the companies in which we invest. The iOpportunity Fund invests in

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new and evolving  businesses  taking  advantage of the internet and  information technology. Many of our companies are new businesses that are emerging, while others are mature businesses that are reinventing themselves. For these companies, current earnings, while in some cases strong, are only, in our opinion, a hint of the future earnings potential of the enterprise. Yet, in the current market, few investors are considering future earnings as they decide which stocks to sell in their concern for the broader market forces. The controversy and overhang of "dot.com's" have pressured the stocks of all internet companies, the bankruptcies at Adelphia and Worldcom have pressured the stocks of all cable companies, the concerns about IT spending have pressured all enterprise technology companies, and so on. While the majority of our companies are actually executing extremely well, most of their stocks (with a few exceptions) are underperforming, sometimes dramatically.

The impact of these forces on current investment results has obviously been painful. However, as noted below, we are encouraged by the fact that most (although clearly not all) of our companies, with the exception of their stock prices, are weathering this crisis well and are playing offense - planning for the future, investing in their businesses to take market share and extend their competitive advantages and building cash reserves. And the growth of usage of the internet continues unabated. According to Media Metrix, during the second quarter, internet usage grew over 50%, and the number of internet users grew over 30%. Almost 120 million people in the U.S. - a new record - used the internet during the month of June, over 40% of the U.S. population. While this may sound like a bit of a broken record to those of you that have been reading our past letters, we find the investment opportunities presented by this market in our universe to be extraordinary and we here at Baron have continued to invest new money into the Fund in the expectation of better days ahead.

PORTFOLIO OVERVIEW

Let us put some facts around these statements with respect to our portfolio and highlight what we believe to be the disconnect between the achievements and future prospects of the companies we own and the values that have been ascribed to their stocks in today's market. And what we continue to believe to be the opportunity for investment returns.

o We own financially sound companies...
--------------------------------------------------------------------------------
     Over 85% of our companies are not only currently profitable but are also generating excess free cash flow. That is, they are generating excess cash from the operation of their businesses after all debt service, taxes and capital expenditures. And the other 15% of our companies are, by our analysis, fully funded with their current capital base to become free cash flow positive in the near future (most within the next 12-18 months). So, while there is always valuation and execution risk for any company, we believe that the companies in which we have invested have little, if any, financial liquidity risk.

o That are also high growth businesses...
--------------------------------------------------------------------------------
     As a whole, the companies in our portfolio grew earnings or operating cash flows close to 50% last year, are on pace to grow 50% this year, and are


[GRAPHS]
--------------------------------------------------------------------------------

                PERFORMANCE FOR THE QUARTER ENDED JUNE 30, 2002

BARON iOPPORTUNITY FUND         -23.7%

NASDAQ COMPOSITE                -20.7%

MORGAN STANLEY INTERNET INDEX   -36.2%

--------------------------------------------------------------------------------

                PERFORMANCE FOR THE ONE YEAR ENDED JUNE 30, 2002

BARON iOPPORTUNITY FUND         -36.4%

NASDAQ COMPOSITE                -32.3%

MORGAN STANLEY INTERNET INDEX   -61.3%

--------------------------------------------------------------------------------

 CUMULATIVE PERFORMANCE SINCE INCEPTION FEBRUARY 29, 2000 THROUGH JUNE 30, 2002

BARON iOPPORTUNITY FUND         -58.0%

NASDAQ COMPOSITE                -68.9%

MORGAN STANLEY INTERNET INDEX   -93.3%

--------------------------------------------------------------------------------

THE NASDQQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANANGED INDEXES. THE NASDAQ COMPOSITE TRACKS THE PERRFORMANCE OF MARKET-VALUE COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY INTERNET INDEX OF ACTIVITY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNETN SUBSECTORS.

                                       22

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BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------


expected to grow 50% again next year.

o That are performing extraordinarily well in this environment...
--------------------------------------------------------------------------------
     Companies that represent roughly 77% of the assets in the Fund have outperformed their expectations of just six months ago. That is, analysts who follow those companies have raised their earnings expectations for the majority of the businesses we own this year during this current downturn.

o Whose stocks are inexpensive relative to their current and future growth
--------------------------------------------------------------------------------
  prospects and relative to the broader market...
--------------------------------------------------------------------------------

     The portfolio, as a whole, is trading at a little over 20x this year's earnings and 15x next year's (for those companies valued on earnings per share). On an EBITDA basis, the portfolio is trading at approximately 11x this year's EBITDA and 7.5x next year's. While not dirt cheap, remember that these valuations relate to businesses with extremely high growth rates (and these are current expectations factoring in the current economic backdrop). For comparison, the S&P 500 which is expected to grow earnings roughly 13% next year (as compared to 50% for our companies) is trading at approximately the same valuation as our portfolio (17.5x this year's earnings and 15.5x next year's).


BELOW ARE SOME SPECIFIC EXAMPLES OF THESE STATEMENTS AMONGST OUR HOLDINGS.

OVERTURE

Overture's (OVER) stock is down over 50% from its peak in the past six months, despite among the best financial results of any company of which we're aware. Overture's revenue is growing over 100%; the sequential increase in price per click (the amount paid by advertisers when the search terms they've bought are "clicked on") rose 6 cents sequentially vs. expectations of a 1 to 2 cents increase; and its quarterly earnings rose from just 2 cents last year to 29 cents in the most recent quarter (a 1300% increase). Granted the company had to weather the highly publicized loss of AOL as a customer which put extraordinary pressure on OVER's shares (despite the extension of the contracts with the majority of their customers including Yahoo, MSN, Terra Lycos, CNET and others). However, despite that loss, Overture's management announced that it expected to reach $1 billion in revenues and achieve a 20% operating margin within a year or so - this from a company that in 2000 had only $100 million in revenues and a $50 million operating loss. Overture is a strong cash generator and currently has over $200 million in cash. Overture's stock is now trading at less than eight times next year's operating profit, which we project to grow in excess of 50% per year.

EBAY

During the first half of the year, eBay grew its revenues over 50% from last year's level as revenue growth at its core U.S. online business reaccelerated after slowing for a few quarters (this was a recent critique which has proved erroneous). With a stable, relatively fixed cost structure and little capital expenditures (a feature of many of our companies), during the first half eBay grew earnings over 60% and generated over $110 million in excess free cash flow. eBay has over $1 billion of excess cash on its balance sheet. We believe eBay is on pace to grow earnings over 70% this year and at least 60% next year. eBay's stock has lately fallen more than 20% from its recent peak.

EXPEDIA

Expedia recently announced that it grew its revenues over 80% and more than doubled its earnings in the second quarter - and for the second time this year, raised its revenue, earnings and cash flow guidance for the year. Expedia appears on pace to double its revenues this year, almost triple its fully-taxed earnings, and produce over $150 million in free cash flow. Expedia has over $450 million of excess cash. And Expedia's stock is down over 40% from its recent peak and currently trades at less than 10x our expectation for next year's operating cash flow.

HOTELS.COM (formerly Hotel Reservations Network)

Following the successful launch of its new brand, Hotels.com (ROOM) increased its quarterly room nights sold by over 80% to nearly 1.9 million rooms per quarter (this compares to a little over 2 million room nights sold for the entire year of 2000). Revenue and operating cash flow grew over 60% year over year and the company significantly raised its projections for the balance of the year. Hotels.com has over $350 million of excess cash. ROOM's stock is down over 30% from its recent peak and also trades at less than 10x our expectation for next year's operating cash flow.

AMAZON.COM

Amazon has executed extremely well this year in both its core business, as well as, through new initiatives like free shipping, the introduction of used and new products from non-Amazon sellers, the expansion of its third-party e-commerce services business, and continued dramatic international expansion. Amazon's revenue growth has reaccelerated from flat to down for a few quarters to over 20% per year growth and the company has twice raised its guidance for the year. Moreover, the company, which was a "certain bankruptcy" a few months ago, produced $26 million of operating income (vs. a loss of $28 million last

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BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------


year) in the seasonally weak second quarter of this year. We believe Amazon will grow revenues over 20% this year and produce over $150 million in free cash flow. Over the next several years, we project that Amazon will grow earnings at an annual rate of more than 50% and generate significant amounts of free cash flow. In response to these results, and after a strong start earlier this year, Amazon's stock is down about 30% from it's recent peak.

DELL

Dell's stock has actually held up rather well (down only 5% this year and 20% from its recent peak), while its business has performed exceptionally. Dell's top line is expected to grow 10% this year and 15% next, while through strict expense control, earnings are projected to grow 30% and 25% for this year and next, respectively. Not only has Dell managed to grow while its competitors have shrunk, the company has increased profitability consistently and is currently generating more than $1 billion of free cash flow per quarter.

UNIVERSITY OF PHOENIX

Continuing its now seven quarter streak of significantly exceeding expectations, University of Phoenix Online recently reported a stellar quarter with enrollment growth of 76%, revenue growth of more than 65% and earnings growth of 81%. The company is on pace to grow earnings 75% this year and is expected to grow earnings 50% next year and has consistently raised its revenue and earnings projections. After posting these results, the company recently lost 33% of its market value since its peak just three months ago.

Obviously, not all of our companies have executed flawlessly and several have had to lower their financial projections for at least a portion of their businesses. While we have sold some of these holdings, we have only sold where we perceived the near term challenges to be greater than just market forces. And in many instances, we have added to these positions where we thought the market's negative reaction to be overly aggressive. Some of our most damaging misses have come from our enterprise hardware and software investments (Veritas, CheckPoint, BEA Systems, FreeMarkets), our wireless tower companies (American Tower and SBA Communications - although only with respect to their services businesses and not their core tower rental businesses), our e- learning investments (SmartForce and SkillSoft - discussed in more detail below), our Cable companies (also discussed below), our investment in Monster.com parent TMP Worldwide and our Electronic Manufacturing Services companies (Flextronics and Celestica).

However, it is notable, we believe, that in nearly all of these instances, the challenges faced by these companies have been universally related to the broader economic weakness and not scandal, accounting irregularity or (with the exception of the tower and cable companies) debt. In addition, as of this writing, it is our expectation that all of the CEOs and CFOs for all of our companies now required to do so by the new law, intend to formally verify their financial statements (even my mom called the other day to ask about that one).

Hopefully, these examples put at least some of our performance in the context of an overall extremely pessimistic stock market.

OTHER RECENT EVENTS/COMPANY PROFILES

GETTY IMAGES

Getty is one of our larger holdings and is, in many ways, a perfect example of the types of businesses in which we are investing - as well as another example of the current disconnect between company execution and stock price performance in today's market.

Getty is the industry leader in providing stock photography and other visual content to creative professionals. Getty's customers include, among others, advertising agencies, graphic design firms, film and broadcasting companies, newspaper, magazine, book, CD Rom and online publishers, and corporate communication departments. Getty's addressable market is large at approximately $2 billion in stock photography purchases and an additional $4 billon in assignment photography expenditures each year. Getty has grown both internally and through acquisitions over the past several years and currently generates approximately $450 million in revenues, making it, by far, the dominant player in this highly fragmented industry (Getty's closest competitor is about one-quarter its size).

In addition to being the market leader, Getty has pioneered the distribution of digital imagery over the internet. Prior to the internet, Getty's business consisted of customers licensing analog images from catalogs, microfilm or other non-digital media. After the customer selected an image, Getty would then deliver it by messenger or mail for the customer's use. As you can imagine, this was a time consuming and costly process. Following an aggressive research and development program, as well as substantial capital investment over the past several years, Getty has now digitized the vast majority of its commercial library and has created a portal, gettyimages.com, for customer interaction. Customers are now able to review and license images from a single, searchable database available on the Web and then have those images delivered digitally (and instantaneously) for their use. This shift to a digital,

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internet-based business model has benefited Getty's customers by providing a far more convenient and real-time image acquisition process, and it has allowed the company to drastically reduce costs, improve margins and strengthen the barriers to competition.

This impact can be seen in Getty's financial results. In the first half of this year, in what remains an extraordinarily difficult advertising environment, Getty's revenues grew nearly 9% vs. the second half of last year (although revenues are down about 5% from the first half of 2001), while overhead was reduced more than 6% sequentially and nearly 14% year over year. Getty is thus currently producing more operating profit on slightly lower sales and dramatically lower costs than the year before in an advertising and corporate marketing environment that remains under pressure. Moreover, Getty's capital expenditure program for this transition has ended, resulting in a decline in annual capital expenditures from $70-80 million per year for the past two years to approximately $40 million this year and $30 million per year expected in the future. As a result, Getty has begun to generate an increasing stream of excess free cash flow. We expect the company to generate over $40 million of free cash this year and $80-90 million next year. As CEO, Jonathan Klein, put it on the company's recent second quarter earnings call "We've got a strong business model, have had great execution in a tough market, all acquisitions and integration are now behind us and cash is flowing in... I've never had more confidence in our business."

While the market seemed to share Jonathan's excitement earlier in the year (Getty's stock rose from $23 to the mid-$30s earlier this year), the stock has been cut in half in recent weeks as Getty lowered the revenue and profit guidance it had given after its strong first quarter - but notably to levels that were still above the guidance it had given at the start of the year when the stock was in the mid-$20s. As a result, Getty is currently trading at roughly the same level ($14-15) as it was several years ago, while it was in the midst of its digital conversion and heightened cap ex program and was still integrating its many acquisitions. Getty is a much stronger company today than it was then - it has a far leaner cost structure, has over $50 million of cash and equivalents on its balance sheet, generates excess cash and has continued to take market share. Moreover, with its dominant market share and significant operating leverage, we believe Getty will produce very strong earnings and free cash flow growth as and when the marketing and advertising economy stabilizes. The company believes that it can grow revenues at a sustained 12-15% annual pace with minimal additions to its cost structure resulting in over 25% projected earnings and cash flow growth for the next several years. The company's stock currently trades for less than 6x next year's cash flow and 15x next year's earnings and is down over 37% this year.

ELECTRONIC ARTS

It's in the Game. We've all seen the commercials and many of us or our children play their games. For those of you who don't know the company, Electronic Arts is the leading developer and publisher of video games - its top brands include Madden NFL Football, James Bond, NBA Live, Tiger Wood's Golf, Harry Potter, Lord of the Rings and The Sims. The company produces games for PCs, video game consoles and the Internet.

Although the video game industry has enjoyed steady growth for the past two decades, most believe the industry is only now entering the steepest part of its growth cycle. Since the emergence of Microsoft as a serious player in the industry, for the first time, there are three very well heeled developers of advanced console platforms (Sony's Playstation 2, Microsoft's X-Box and Nintendo's Game Cube) vying for market share in a still underpenetrated population. This has caused a dramatic increase in graphics and functionality as well as a decrease in retail console costs. This has led to an increase in game console penetration around the world, and by this holiday season, the number of game consoles in the U.S. and Europe will be more than double last year's level. And as consumers continue to buy the latest generation game consoles, the demand for the latest games to play on them has increased dramatically.

While the video game business is somewhat hit driven, Electronic Art's (EA) stable of sports games (which are refreshed every year) and strong brands give it a relatively low-risk, recurring revenue stream. And this holiday season, EA will be releasing the long-awaited online version of its hugely popular Sims franchise, which has sold over 6 million copies. EA expects to have about 400,000 subscribers by fiscal year-end and to breakeven in its online business. We have previewed the Sims online game, and think the potential for this game is significant.

This year, we expect EA to grow revenues over 30% and to more than double its earnings. However, this may prove conservative considering that, for its seasonally weak June quarter (video game publishers make the vast bulk of their sales during the December holiday quarter), EA reported 82% revenue growth and 5 cents of profits vs. a loss of 33 cents the prior year, significantly above Street expectations. The company has consistently raised its revenue and profit targets in each of the last several quarters. In addition, EA has a stellar

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balance  sheet,  with over $800 million in cash and no debt,  and its  business, which is not capital intensive, is projected to generate around $300 million in excess free cash flow this year.

CABLE STOCKS

In terms of stock price performance, the cable sector has been one of our worst investment industries. As an industry, even excluding the now bankrupt ADELPHIA, the cable sector is down nearly 70% this year. Yet, in terms of the fundamentals, especially at the individual companies in which we've invested, little has changed. In fact, in most aspects of their businesses, COMCAST, MEDIACOM and INSIGHT (our three cable holdings), have executed well, raising or affirming operating guidance and lowering capital expenditure projections. And Comcast (which was a large holding last year that we sold after their bid for AT&T Broadband that we have recently been rebuying, given current valuations), has reached and surpassed free cash flow breakeven in their core systems - an achievement many critics of the industry have doubted for years. So what have we gotten wrong?

In our opinion, the valuation contraction in the industry has been driven by specific scandals and execution problems at individual cable companies, as well as the perceived (erroneously in our opinion) similarity between the cable companies and the telecommunications companies, such as WORLDCOM, that are under significant pressure in today's market. However, the fact that many of the cable providers have substantial debt (a risk that we believed to be marginal given their strengthening cash flows) has exasperated the equity declines and given rise to fears about liquidity. We clearly underestimated that risk relative to market perception of value.

In response to these critiques, healthy cable companies have increased the transparency of their financial statements to even more clearly delineate capital charges and operating expenses as well as to give detailed plans for free cash flow development. We also believe that the difference between the cable companies, which are adding services and increasing their revenues per subscribers, and other telecommunications providers, who have seen declining access lines and revenue, and have lowered revenue and profit targets several times this year, will become more apparent as time progresses.

Our losses notwithstanding, we continue to believe that cable stocks are drastically undervalued and that the stocks of our cable holdings have the potential to increase significantly from current levels once the market stabilizes and investors focus once again on business fundamentals and long term prospects.

SKILLSOFT/SMARTFORCE

In our last letter we discussed our continued enthusiasm for the e-learning industry in general and despite, near term disappointments, SmartForce, in particular. Our enthusiasm has increased significantly following the recent announcement that SmartForce would be merging with SkillSoft (SKIL), a company in which we had a small investment and whose management team has always impressed us. (Although we are not sure about the "karma" around SkillSoft since Susan Robbins and I were visiting with SKIL's management team in New Hampshire on the morning of 9/11). In a deal which we believe makes eminent sense, the leading provider of IT content with the most experienced sales force in the industry (SmartForce) will join forces with the leading provider of soft skills training, and in our opinion, the best management team in the industry (SkillSoft). The combined company will be, by far, the market leader addressing the conversion of at least a portion of the estimated $65 billion U.S. corporate training market to the Net. The deal is targeted to close by the end of September.

The SKIL management team was one of the earliest pioneers in the e-learning industry and had carefully built what is today, the only profitable company in the space. SKIL was on track to grow its revenues nearly 70% this year to $74 million while generating $.35 of per share earnings (vs. a loss of ($.52) in the prior year). SkillSoft's broad content library, easy to implement technology, superb customer support and smaller ticket contracts (averaging ~$100,000/year) have allowed it to continue on its growth trajectory despite the tough tech environment this year. Notably, the company has beat its numbers and raised guidance consistently since its February 2000 IPO. Nevertheless, its stock had also come under pressure this year as the market assumed that the challenges faced by the other providers in the space would eventually affect SkillSoft. Still, when the prospect of a merger with SmartForce became apparent (on terms substantially more advantageous to SKIL than those of a deal discussed about a year earlier between the companies), SKIL CEO, Chuck Moran, seized on the opportunity.

Chuck believes (and we agree) that the combined company will be in a league of its own with, by far, the best management team, sales force, development capabilities and broadest product offerings in the market. Combined, the company will have over 1,500 largely unduplicated courses comprising 8,000 hours of content along with 2,000 business and IT titles. Interestingly, while there is little customer overlap between the two companies, both companies' customers

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------


were interested in the content and technology provided by the other (business skills vs. IT skills). Now, rather than being faced with the prospect of having to recreate each other's content, the combined company can satisfy all of their customer's learning needs in a "one stop shop".

There is continuing evidence, current spending patterns notwithstanding, that the value of e-learning is becoming even better understood by customers who believe they can lower costs and increase worker productivity. While market conditions today are far from optimal, we believe that the combined company can generate revenue of more than $275 million in its first full year and earnings per share of approximately $0.40. We believe that the long term sustainable growth rate for the company from that base will be at least 20-25% with potentially much higher growth in the first years of a corporate spending recovery. The combined company is trading for less than 10x next year's projected earnings and will have over $100 million in cash (equal to about 25% of the company's total market value) and no debt when the transactions closes.


CONCLUSION
--------------------------------------------------------------------------------
Long Term Investing is one of the underlying principles at Baron Capital. Ron's theory has always been - find a great business in a growing industry, run by honest, hard-working executives, buy the stocks in those businesses at an attractive price and hold on for the LONG term. This term is always measured in years - not in weeks or months. Peter Lynch, one of the greatest investors of all time, has been repeatedly quoted as saying that he often didn't make money in an investment until he had held it for a couple of years. The goal of this strategy for investing is to take the nearly impossible task of timing the market out of the equation. This should remove the emotion and psychology that tends to be the primary driver of stock prices in the short term from your investing decisions.

We do not believe that the fact that this tactic has not yet worked in the iOpportunity Fund indicates that the strategy is wrong. The underlying growth trends and usage and adoption of the Internet remains strong and, even after this dramatic market fall, there remains a host of exciting companies that are emerging as leaders in what we still expect to be the Internet economy. We hope and expect that, when we look back on this period with a longer term perspective, this time of plunging market values will prove to have been a terrific time to invest in Internet and information technology businesses. We will continue to work tirelessly to identify those businesses with the most exciting prospects and most attractive valuations for inclusion in the Fund. And we will continue to invest a substantial portion of our own net worth alongside you as shareholders.


Sincerely,


/s/ Mitch Rubin
---------------
    Mitch Rubin
    Portfolio Manager
    August 8, 2002

BARON FUNDS
--------------------------------------------------------------------------------


TABLE I (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
--------------------------------------------------------------------------------

Baron Asset Fund invests primarily in small and medium sized companies; Baron Growth Fund and Baron Small Cap Fund invest primarily in small companies. Table I ranks the Funds' investments by their current market capitalization which often is greater than the market capitalization of the companies at the time in which they were first purchased.




BARON ASSET FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------

Charles Schwab Corp. ................................       $15,359        6.4%

                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------

Anthem, Inc. ........................................       $ 6,974        0.5%
Zimmer Holdings, Inc. ...............................         6,925        0.3
Apollo Group, Inc., Cl A ............................         4,939        8.3
Weight Watchers Intl., Inc. .........................         4,579        0.7
Dollar Tree Stores, Inc. ............................         4,478        3.3
Robert Half Intl., Inc. .............................         4,105        4.9
ChoicePoint, Inc. ...................................         3,875       10.8
Caremark Rx, Inc. ...................................         3,863        0.2
Flextronics Intl., Ltd. .............................         3,658        0.1
Trigon Healthcare, Inc., Cl A  ......................         3,628        1.2
Everest Re Group, Ltd. ..............................         2,870        0.1
Hispanic Broadcasting Corp. .........................         2,837        0.7
Neuberger Berman, Inc. ..............................         2,577        0.3
XTO Energy, Inc. ....................................         2,553        0.6
                                                                          ----
                                                                          32.0%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------

Cox Radio, Inc., Cl A ...............................       $ 2,414        0.9%
Manor Care, Inc. ....................................         2,307        2.0
Polo Ralph Lauren Corp., Cl A .......................         2,204        5.0
Foot Locker, Inc. ...................................         2,026        0.1
Harte-Hanks, Inc. ...................................         1,933        0.2
Waddell & Reed Financial, Inc., Cl A ................         1,845        0.4
99 Cents Only Stores ................................         1,788        0.1
OM Group, Inc.  .....................................         1,747        5.6
Krispy Kreme Doughnuts, Inc. ........................         1,726        0.1
Four Seasons Hotels, Inc. ...........................         1,623        0.3
DeVry, Inc. .........................................         1,596        3.1
Charles River Laboratories Intl., Inc. ..............         1,559        0.4
Radio One, Inc. .....................................         1,554        0.5
Extended Stay America, Inc. .........................         1,519        0.5
Education Mgmt. Corp. ...............................         1,425        2.5
Ethan Allen Interiors, Inc. .........................         1,350        2.3
Seacor Smit, Inc. ...................................           955        2.8
Southern Union Co. ..................................           935        1.9
Sotheby's Hldgs., Inc., Cl A ........................           876        8.6
-------------------------------------------------------------------------------


                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------

Natuzzi S.p.A. ......................................        $873          0.6%
Choice Hotels Intl., Inc. ...........................         817          3.6
Penn National Gaming, Inc. ..........................         725          0.3
Kerzner Intl., Ltd. .................................         677          2.3
Vail Resorts, Inc. ..................................         601          6.1
Libbey, Inc. ........................................         524          3.2
Saga Comm., Inc., Cl A ..............................         463          3.8
XM Satellite Radio Hldgs., Inc., Cl A ...............         461          0.1
Alexander's, Inc. ...................................         384          0.9
DVI, Inc. ...........................................         281          1.0
Smart and Final, Inc. ...............................         229          0.7
                                                                          ----
                                                                          59.9%


BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------

Apollo Group, Inc., Cl A ............................       $4,939         1.6%
Weight Watchers Intl., Inc. .........................        4,579         0.8
Dollar Tree Stores, Inc. ............................        4,478         1.7
Robert Half Intl., Inc. .............................        4,105         0.9
ChoicePoint, Inc. ...................................        3,875         4.2
BlackRock, Inc., Cl A ...............................        2,867         1.5
Community Health Systems, Inc. ......................        2,640         0.4
                                                                          ----
                                                                          11.1%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------

University of Phoenix Online ........................       $2,402         2.8%
Manor Care, Inc. ....................................        2,307         0.7
Polo Ralph Lauren Corp., Cl A .......................        2,204         0.7
Harte-Hanks, Inc. ...................................        1,933         1.6
JetBlue Airways Corp. ...............................        1,906         0.6
Waddell & Reed Financial, Inc., Cl A ................        1,845         1.4
OM Group, Inc. ......................................        1,747         2.3
Krispy Kreme Doughnuts, Inc. ........................        1,726         1.8
Four Seasons Hotels, Inc. ...........................        1,623         0.2
DeVry, Inc. .........................................        1,596         0.6
Catalina Marketing Corp. ............................        1,563         2.4

BARON FUNDS
--------------------------------------------------------------------------------


BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------

Charles River Laboratories Intl., Inc. ..............       $1,559         2.0%
Radio One, Inc. .....................................        1,554         1.3
Extended Stay America, Inc. .........................        1,519         2.5
Chico's FAS, Inc. ...................................        1,490         2.0
Entravision Comm. Corp., Cl A .......................        1,467         0.2
AMN Healthcare Services, Inc. .......................        1,428         0.6
Education Mgmt. Corp. ...............................        1,425         1.1
Premcor, Inc. .......................................        1,420         0.3
CheckFree Corp. .....................................        1,367         0.2
LIN TV Corp., Cl A ..................................        1,363         1.3
Ethan Allen Interiors, Inc. .........................        1,350         2.0
Linens `n Things, Inc. ..............................        1,334         1.6
Cross Country, Inc. .................................        1,219         1.8
LNR Property Corp. ..................................        1,195         0.4
Fair, Isaac and Co., Inc. ...........................        1,158         1.7
Getty Images, Inc. ..................................        1,142         0.7
Jefferies Group, Inc. ...............................        1,127         1.6
Gabelli Asset Mgmt., Inc., Cl A .....................        1,095         1.0
Province Healthcare Co. .............................        1,066         1.1
Intrawest Corp. .....................................        1,022         0.9
Seacor Smit, Inc. ...................................          955         1.9
Aeropostale, Inc. ...................................          952         0.1
CTI Molecular Imaging, Inc. .........................          937         1.2
Ralcorp Hldgs., Inc. ................................          936         0.3
Southern Union Co. ..................................          935         2.3
Mediacom Comm. Corp., Cl A  .........................          934         0.3
Boyd Gaming Corp. ...................................          922         0.3
Arbitron, Inc. ......................................          910         2.2
Sotheby's Hldgs., Inc., Cl A ........................          876         0.5
Natuzzi S.p.A. ......................................          873         0.5
ProQuest Co. ........................................          861         0.7
Anteon Intl., Corp. .................................          856         1.2
Rainbow Media Group, Cl A ...........................          831         0.1
John H. Harland Co. .................................          824         1.5
Choice Hotels Intl., Inc. ...........................          817         1.6
PRG-Schultz Intl., Inc. .............................          783         1.2
United Surgical Partners Intl., Inc. ................          742         1.7
Insight Comm. Co., Inc., Cl A .......................          734         0.4
Penn National Gaming, Inc. ..........................          725         2.1
Kerzner Intl., Ltd. .................................          677         2.3
Arch Capital Group, Ltd. ............................          666         1.7
Spanish Broadcasting System, Inc.,
   Cl A..............................................          647         0.4
Vail Resorts, Inc. ..................................          601         1.5
Kronos, Inc. ........................................          600         1.2
Odyssey Healthcare, Inc. ............................          553         0.5
AmSurg Corp. ........................................          536         0.6
Information Holdings, Inc. ..........................          531         0.6

-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------

Libbey, Inc. ........................................        $524          0.9%
Chiles Offshore, Inc. ...............................         492          0.8
Cell Genesys, Inc. ..................................         481          0.3
Saga Comm., Inc., Cl A ..............................         463          1.6
XM Satellite Radio Hldgs., Inc., Cl A ...............         461          0.2
California Pizza Kitchen, Inc. ......................         460          1.3
Viasys Healthcare, Inc. .............................         455          1.1
Symyx Technologies, Inc. ............................         429          0.6
Alexander's, Inc. ...................................         384          0.4
Heidrick & Struggles Intl., Inc. ....................         361          0.3
Centene Corp. .......................................         313          0.8
DVI, Inc. ...........................................         281          0.7
Smart and Final, Inc. ...............................         229          0.7
Rigel Pharmaceuticals, Inc. .........................         165          0.3
                                                                          ----
                                                                          78.3%

BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------

Apollo Group, Inc., Cl A ............................       $4,939         2.2%
Weight Watchers Intl., Inc. .........................        4,579         2.0
Dollar Tree Stores, Inc. ............................        4,478         1.0
ChoicePoint, Inc. ...................................        3,875         3.9
Westwood One, Inc. ..................................        3,580         1.6
Regal Entertainment Group, Cl A .....................        3,032         0.7
Ticketmaster ........................................        2,674         1.4
Community Health Systems, Inc. ......................        2,640         2.2
Iron Mountain, Inc. .................................        2,606         3.0
                                                                          ----
                                                                          18.0%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------

University of Phoenix Online ........................       $2,402         0.5%
Career Education Corp. ..............................        2,037         7.8
DaVita, Inc. ........................................        2,013         0.4
JetBlue Airways Corp. ...............................        1,906         0.9
Cheesecake Factory, Inc. ............................        1,789         0.2
99 Cents Only Stores ................................        1,788         0.7
Krispy Kreme Doughnuts, Inc. ........................        1,726         2.0
Four Seasons Hotels, Inc. ...........................        1,623         0.8
Catalina Marketing Corp. ............................        1,563         1.6
Charles River Laboratories Intl., Inc. ..............        1,559         2.1
Radio One, Inc. .....................................        1,554         2.9
Entravision Comm. Corp., Cl A .......................        1,467         0.2
AMN Healthcare Services, Inc. .......................        1,428         0.7
Premcor, Inc. .......................................        1,420         0.7
LIN TV Corp., Cl A ..................................        1,363         0.9
Interactive Data Corp. ..............................        1,326         1.9

BARON FUNDS
--------------------------------------------------------------------------------


BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION  (CONTINUED)
--------------------------------------------------------------------------------

Corporate Executive Board Co. .......................       $1,266         0.9%
Cross Country, Inc. .................................        1,219         3.8
LNR Property Corp. ..................................        1,195         1.3
Fair, Isaac and Co., Inc. ...........................        1,158         1.9
Six Flags, Inc. .....................................        1,157         1.2
Gabelli Asset Mgmt., Inc., Cl A .....................        1,095         1.3
Province Healthcare Co. .............................        1,066         2.1
Ventas, Inc. ........................................          878         0.3
Waste Connections, Inc. .............................          864         0.5
ProQuest Co. ........................................          861         2.3
Anteon Intl., Corp. .................................          856         1.8
Hot Topic, Inc. .....................................          848         2.0
Rainbow Media Group, Cl A ...........................          831         0.4
Ameristar Casinos, Inc. .............................          758         0.5
United Surgical Partners Intl., Inc. ................          742         3.2
Insight Comm. Co., Inc., Cl A .......................          734         0.8
FTI Consulting, Inc. ................................          701         0.9
Kerzner Intl., Ltd. .................................          677         0.9
Arch Capital Group, Ltd. ............................          666         0.8
Resources Connection, Inc. ..........................          581         1.6
Kenneth Cole Productions, Inc., Cl A ................          557         0.8
Genesco, Inc. .......................................          534         0.4
Information Holdings, Inc. ..........................          531         2.0
AMC Entertainment, Inc. .............................          486         2.0
Actuant Corp., Cl A .................................          478         0.6
Kroll, Inc. .........................................          472         0.6
California Pizza Kitchen, Inc. ......................          460         1.6
Viasys Healthcare, Inc. .............................          455         1.9
MTR Gaming Group, Inc. ..............................          451         1.5
Midway Games, Inc. ..................................          371         0.2
DVI, Inc. ...........................................          281         0.6
Pinnacle Entertainment, Inc. ........................          275         0.9
Restoration Hardware, Inc. ..........................          264         1.6
Overstock.com, Inc. .................................          225         0.6
Mosaic Group, Inc. ..................................          184         0.4
Stelmar Shipping, Ltd. ..............................          176         0.6
Meridian Medical Technologies, Inc. .................          159         0.5
Safeguard Scientifics, Inc. .........................          153         0.2
Liberty Livewire Corp. ..............................          119         0.1
ResortQuest Intl., Inc. .............................          110         0.5
Genesys S.A. ADR ....................................          104         0.0
Designs, Inc. .......................................           78         2.8
Equity Marketing, Inc. ..............................           75         0.8
Penton Media, Inc. ..................................           69         0.9
Mikohn Gaming Corp. .................................           54         0.3
The Sports Club Co., Inc. ...........................           45         0.1
                                                                          ----
                                                                          75.3%

BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------

Intel Corp. .........................................      $122,153        1.5%
Dell Computer Corp. .................................        67,817        3.4
Comcast Corp., Cl A .................................        22,547        0.5
Accenture, Ltd., Cl A ...............................        18,185        3.6
eBay, Inc. ..........................................        17,266        4.0
Charles Schwab Corp. ................................        15,359        2.9
Intuit, Inc. ........................................        10,575        1.8
                                                                          ----
                                                                          17.7%

                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------

Electronic Arts, Inc. ...............................      $  9,586        2.1%
Yahoo! Inc. .........................................         8,108        1.6
Veritas Software Corp. ..............................         8,098        0.5
Amazon.com, Inc. ....................................         6,095        3.0
ChoicePoint, Inc. ...................................         3,875        3.1
BEA Systems, Inc. ...................................         3,814        0.5
Flextronics Intl., Ltd. .............................         3,658        2.7
Expedia, Inc., Cl A .................................         3,298        6.5
Check Point Software Tech., Ltd. ....................         3,293        0.8
Metro-Goldwyn-Mayer, Inc. ...........................         2,816        0.9
Ticketmaster ........................................         2,674        4.9
                                                                          ----
                                                                          26.6%

                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------

Hotels.com, Cl A ....................................      $  2,430        6.8%
University of Phoenix Online ........................         2,402        4.0
TMP Worldwide, Inc. .................................         2,395        0.9
Gemstar-TV Guide Int'l., Inc. .......................         2,236        0.4
Overture Services, Inc. .............................         1,441        6.2
Getty Images, Inc. ..................................         1,142        3.2
Mediacom Comm. Corp., Cl A ..........................           934        2.3
Research in Motion, Ltd. ............................           811        0.9
Take-Two Interactive Software, Inc. .................           800        0.7
Insight Comm. Co., Inc., Cl A .......................           734        2.5
1-800-FLOWERS.COM, Inc., Cl A .......................           726        1.4
American Tower Corp., Cl A ..........................           674        0.9
priceline.com, Inc. .................................           641        1.2
FreeMarkets, Inc. ...................................           584        2.5
CoStar Group, Inc. ..................................           323        1.5
Netflix, Inc. .......................................           288        1.8
GSI Commerce, Inc. ..................................           287        0.5
CNET Networks, Inc. .................................           276        0.4
Precise Software Solutions, Ltd. ....................           274        0.5
LendingTree, Inc. ...................................           263        1.3
Stamps.com, Inc. ....................................           226        0.1
Overstock.com, Inc. .................................           225        2.0
SmartForce PLC ADR ..................................           194        1.2
iDine Rewards Network, Inc. .........................           183        0.8
drugstore.com, Inc. .................................           182        1.3
SkillSoft Corp. .....................................           137        0.6
SBA Comm. Corp., Cl A ...............................            71        1.1
Dice, Inc. ..........................................            23        0.4
                                                                          ----
                                                                          47.4%

BARON FUNDS
--------------------------------------------------------------------------------


TABLE II (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO RISK CHARACTERISTICS
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                                                                                BARON
                                                                                          BARON       BARON     SMALL       BARON
                                                                                          ASSET      GROWTH      CAP    IOPPORTUNITY
                                                                                          FUND        FUND      FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         % OF        % OF       % OF        % OF
                                                                                      PORTFOLIO    PORTFOLIO  PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Leverage (Debt greater than 40% of Market Cap)......................................      14.1%       16.9%     18.7%        7.0%
Foreign Sales Dependent (Sales greater than 15%) ...................................      22.3        15.4      16.8        31.1
Oil Price Sensitivity...............................................................      14.7        11.6       1.6        12.4
Volatility (Beta greater than 1.2)..................................................      10.4         9.1      11.4        64.8
NASDAQ Securities...................................................................      15.0        26.9      40.4        78.2
Unseasoned Securities
  (Publicly owned for less than 3 years)............................................       2.2        23.0      26.6        36.2
  (Publicly owned for less than 1 year).............................................       1.4         9.2      11.9         7.5
Turnarounds.........................................................................       0.0         0.0       5.5         0.0
Development Companies...............................................................       0.0         0.3       3.6         2.6


TABLE III (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

BARON ASSET FUND


One year                                                                   -3.9%
--------------------------------------------------------------------------------
Two years                                                                  -5.6%
--------------------------------------------------------------------------------
Three years                                                                -5.2%
--------------------------------------------------------------------------------
Four years                                                                 -0.2%
--------------------------------------------------------------------------------
Five years                                                                  4.4%
--------------------------------------------------------------------------------
Ten years                                                                  13.9%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                              13.5%
--------------------------------------------------------------------------------


BARON GROWTH FUND

One year                                                                    2.1%
--------------------------------------------------------------------------------
Two years                                                                   6.2%
--------------------------------------------------------------------------------
Three years                                                                 6.9%
--------------------------------------------------------------------------------
Four years                                                                 10.2%
--------------------------------------------------------------------------------
Five years                                                                 12.1%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                            20.1%
--------------------------------------------------------------------------------


BARON SMALL CAP FUND


One year                                                                    3.7%
--------------------------------------------------------------------------------
Two years                                                                  -3.2%
--------------------------------------------------------------------------------
Three years                                                                 7.9%
--------------------------------------------------------------------------------
Four years                                                                  8.8%
--------------------------------------------------------------------------------
Since inception October 1, 1997                                            11.5%
--------------------------------------------------------------------------------


BARON iOPPORTUNITY FUND


One year                                                                  -36.4%
--------------------------------------------------------------------------------
Two years                                                                 -31.3%
--------------------------------------------------------------------------------
Since inception February 29, 2000                                         -31.0%
--------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)


     Shares                                           Cost          Value
--------------------------------------------------------------------------------
COMMON STOCKS (99.42%)
--------------------------------------------------------------------------------
              BUSINESS SERVICES (15.82%)
  6,199,997   ChoicePoint, Inc.*#                  $75,788,192  $281,913,863
    240,000   Harte-Hanks, Inc.                      3,932,858     4,932,000
  5,475,000   Robert Half Intl., Inc.*              32,629,824   127,567,500
                                                   -----------   -----------
                                                   112,350,874   414,413,363

              CHEMICAL (5.56%)
  2,350,000   OM Group, Inc.#                       70,783,270   145,700,000
              CONSUMER SERVICES (9.40%)
 15,905,000   Sotheby's Hldgs., Inc., Cl A#        328,629,085   226,646,250
    450,000   Weight Watchers Intl., Inc.*          12,258,096    19,548,000
                                                   -----------   -----------
                                                   340,887,181   246,194,250

              EDUCATION (13.83%)
  5,450,000   Apollo Group, Inc., Cl A*             57,327,133   214,784,500
  3,600,000   DeVry, Inc.*#                         28,747,373    82,224,000
  1,600,000   Education Mgmt. Corp.*                14,773,547    65,168,000
                                                   -----------   -----------
                                                   100,848,053   362,176,500

              ENERGY (3.46%)
  1,555,000   Seacor Smit, Inc.*#                   48,055,509    73,629,250
    825,000   XTO Energy, Inc.                      11,850,115    16,995,000
                                                   -----------   -----------
                                                    59,905,624    90,624,250

              FINANCIAL (8.14%)
 14,900,000   Charles Schwab Corp.                  42,537,586   166,880,000
  1,378,600   DVI, Inc.*#                           17,466,410    26,606,980
     50,000   Everest Re Group, Ltd.                 3,298,644     2,797,500
    200,000   Neuberger Berman, Inc.                 8,542,592     7,320,000
    425,000   Waddell & Reed Financial,
                Inc., Cl A                          11,989,102     9,741,000
                                                   -----------   -----------
                                                    83,834,334   213,345,480
              HEALTH SERVICES (4.64%)
     25,000   Alcon, Inc.*                             825,000       856,250
    225,000   Anthem, Inc.*                         10,349,675    15,183,000
    250,000   Caremark Rx, Inc.*                     3,835,064     4,125,000
    270,000   Charles River Laboratories
                Intl., Inc.*                         8,242,517     9,463,500
  2,250,000   Manor Care, Inc.*                     47,159,483    51,750,000
    325,000   Trigon Healthcare, Inc., Cl A *       21,232,742    32,688,500
    210,000   Zimmer Holdings, Inc.*                 6,426,229     7,488,600
                                                   -----------   -----------
                                                    98,070,710   121,554,850

              HOTELS AND LODGING (4.39%)
  4,675,000   Choice Hotels Intl., Inc.*#           54,022,496    93,546,750
    750,000   Extended Stay America, Inc.*          10,764,425    12,165,000
    200,000   Four Seasons Hotels, Inc.              4,784,165     9,380,000
                                                   -----------   -----------
                                                    69,571,086   115,091,750

              MANUFACTURING (0.14%)
    500,000   Flextronics Intl., Ltd.*               5,313,461     3,565,000

              MEDIA AND ENTERTAINMENT (5.99%)
  1,000,000   Cox Radio, Inc., Cl A*                 6,352,271    24,100,000
    700,000   Hispanic Broadcasting Corp.*           4,574,667    18,270,000
    290,000   Radio One, Inc., Cl A*                 2,373,395     4,312,300
    550,000   Radio One, Inc., Cl D*                 3,759,045     8,178,500
  4,455,000   Saga Comm., Inc., Cl A*#              29,570,126   100,237,500
    244,931   XM Satellite Radio Hldgs.,
                Inc., Cl A                           4,820,208     1,800,243
                                                    ----------    ----------
                                                    51,449,712   156,898,543

              REAL ESTATE AND REITS (0.94%)
    320,000   Alexander's, Inc.*#                   20,986,298    24,576,000


      Shares                                       Cost           Value
--------------------------------------------------------------------------------

               RECREATION AND RESORTS (9.77%)
   2,400,000   Kerzner Intl., Ltd. (formerly
                 Sun Intl. Hotels, Ltd.)*#     $  77,808,281   $  59,472,000
     400,000   Penn National Gaming, Inc.*         7,716,750       7,260,000
   9,300,000   Vail Resorts, Inc.*#              224,988,815     159,030,000
       7,692   Valvino Lamore, LLC@               30,030,772      30,030,772
                                               -------------   -------------
                                                 340,544,618     255,792,772

               RETAIL TRADE AND RESTAURANTS (11.61%)
     100,000   99 Cents Only Stores                3,146,231       2,565,000
   2,200,000   Dollar Tree Stores, Inc.*          16,372,690      86,702,000
   1,700,000   Ethan Allen Interiors, Inc.        48,614,532      59,245,000
     190,000   Foot Locker, Inc.*                  2,999,884       2,745,500
     100,000   Krispy Kreme Doughnuts, Inc.*       3,161,391       3,219,000
   5,800,000   Polo Ralph Lauren Corp., Cl A*    137,287,088     129,920,000
   2,517,600   Smart and Final, Inc.*#            33,531,173      19,637,280
                                               -------------   -------------
                                                 245,112,989     304,033,780

               UTILITY SERVICES (1.89%)
   2,910,000   Southern Union Co.*#               43,933,200      49,470,000

               WHOLESALE TRADE (3.84%)
   2,500,000   Libbey, Inc.#                      84,682,093      85,250,000
   1,016,800   Natuzzi S.p.A. (formerly
                 Industrie Natuzzi S.p.A.
                 ADR)                             16,153,910      15,445,192
                                               -------------   -------------
                                                 100,836,003     100,695,192
                                               -------------   -------------
Total Common Stocks                            1,744,427,413   2,604,131,730
                                               -------------   -------------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.41%)
--------------------------------------------------------------------------------
               EDUCATION (0.07%)
      92,106   Apollo International, Inc.
               S-A CV Pfd.*@                       1,750,014       1,750,014

               HEALTH SERVICES (0.34%)
       5,753   Somerford Corp. S-A Conv.
                 Pfd.*@                            9,000,000       9,000,051
                                                ------------    ------------
Total Convertible Preferred Stocks                10,750,014      10,750,065
                                                ------------    ------------
--------------------------------------------------------------------------------
WARRANTS (0.10%)
--------------------------------------------------------------------------------
               REAL ESTATE AND REITS
   2,127,660   Corrections Corporation of
                 America Warrants Exp
                 09/29/2005*@                              0       2,679,433
                                                ------------    ------------

Principal Amount
--------------------------------------------------------------------------------
CORPORATE BONDS (0.11%)
--------------------------------------------------------------------------------
               HEALTH SERVICES
$  3,000,000   Somerford Corp. 8.50% Sub.
                 Conv. Deb. due  04/23/2006@       3,000,000       3,000,000
                                              --------------   -------------
TOTAL INVESTMENTS (100.04%)                   $1,758,177,427** 2,620,561,228
                                              ==============

LIABILITIES LESS CASH AND
 OTHER ASSETS (-0.04%)                                            (1,116,899)
                                                              --------------
NET ASSETS (EQUIVALENT TO $43.36 PER
 SHARE BASED ON 60,418,197 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                             $2,619,444,329
                                                              ==============

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $1,758,377,031. Aggregate unrealized appreciation and depreciation of investments are $1,098,711,299 and $236,527,102, respectively.

BARON GROWTH FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)


    Shares                                             Cost         Value
--------------------------------------------------------------------------------
COMMON STOCKS (90.47%)
--------------------------------------------------------------------------------
              BUSINESS SERVICES (13.51%)
   900,000    Catalina Marketing Corp.*            $ 30,057,251  $25,398,000
   973,333    ChoicePoint, Inc.*                     14,341,185   44,257,451
   550,000    Fair, Isaac and Co., Inc.              21,077,642   18,078,500
   850,000    Harte-Hanks, Inc.                      14,883,968   17,467,500
   180,000    Heidrick & Struggles Intl., Inc.*       3,510,367    3,594,600
   400,000    Kronos, Inc.*                           9,986,834   12,195,600
 1,000,000    PRG-Schultz Intl., Inc.*               12,527,776   12,310,000
   400,000    Robert Half Intl., Inc.*                2,665,467    9,320,000
                                                    -----------  -----------
                                                    109,050,490  142,621,651

              CABLE (0.63%)
   315,000    Insight Comm. Co., Inc., Cl A*          4,474,740    3,833,550
   360,000    Mediacom Comm. Corp., Cl A *            4,655,721    2,804,400
                                                    -----------  -----------
                                                      9,130,461    6,637,950

              CHEMICAL (2.94%)
   400,000    OM Group, Inc.                         14,388,192   24,800,000
   450,000    Symyx Technologies, Inc.*               9,497,810    6,264,000
                                                    -----------  -----------
                                                     23,886,002   31,064,000

              CONSUMER SERVICES (1.36%)
   400,000    Sotheby's Hldgs., Inc., Cl A            9,008,569    5,700,000
   200,000    Weight Watchers Intl., Inc.*            5,882,958    8,688,000
                                                    -----------  -----------
                                                     14,891,527   14,388,000

              EDUCATION (6.05%)
   430,000    Apollo Group, Inc., Cl A*               4,043,331
              16,946,300
   260,000    DeVry, Inc.*                            2,323,166    5,938,400
   280,000    Education Mgmt. Corp.*                  2,636,453   11,404,400
 1,000,000    University of Phoenix Online*          18,358,937   29,620,000
                                                    -----------  -----------
                                                     27,361,887   63,909,100

              ENERGY SERVICES (2.96%)
   340,000    Chiles Offshore, Inc.*                  6,329,067    8,245,000
   120,000    Premcor, Inc.*                          3,163,901    3,086,400
   420,000    Seacor Smit, Inc.*                     16,920,888   19,887,000
                                                    -----------  -----------
                                                     26,413,856   31,218,400

              FINANCIAL (8.14%)
   650,000    Arch Capital Group, Ltd.*              17,698,089   18,297,500
    93,333    Bingham Financial Services Corp.*@      1,399,995       26,600
   350,000    BlackRock, Inc., Cl A*                  7,036,572   15,505,000
   125,000    CheckFree Corp.*                        1,816,778    1,955,000
   364,800    DVI, Inc.*                              5,100,020    7,040,640
   299,000    Gabelli Asset Mgmt., Inc., Cl A*        4,438,566   10,913,500
   410,000    Jefferies Group, Inc.                  17,163,808   17,261,000
   650,000    Waddell & Reed Financial, Inc.,
              Cl A                                   19,978,981   14,898,000
                                                    -----------  -----------
                                                     74,632,809   85,897,240

              FOOD AND AGRICULTURE (0.30%)
   100,000    Ralcorp Hldgs., Inc.*                   1,727,735    3,125,000

              GOVERNMENT SERVICES (1.20%)
   500,000    Anteon Intl., Corp.*                   10,182,475   12,640,000

              HEALTH SERVICES (12.03%)
   170,000    AMN Healthcare Services, Inc.*          5,659,440    5,951,700
   260,000    AmSurg Corp.                            6,268,780    6,827,600
   250,000    Cell Genesys, Inc.*                     5,243,512    3,372,250
   274,300    Centene Corp.*                          7,496,169    8,497,814
   600,000    Charles River Laboratories Intl.,
              Inc.*                                  18,081,728   21,030,000
   175,000    Community Health Systems, Inc.*         4,047,208    4,690,000
   500,000    Cross Country, Inc.*                   13,502,573   18,900,000
   540,000    CTI Molecular Imaging, Inc.*            9,842,132   12,387,600
   320,000    Manor Care, Inc.*                       4,631,326    7,360,000
   155,000    Odyssey Healthcare, Inc.*               4,298,907    5,579,845
   510,000    Province Healthcare Co.*                9,898,664   11,403,600
   730,000    Rigel Pharmaceuticals, Inc.*            5,109,591    2,664,500
   600,000    United Surgical Partners Intl.,
              Inc.*                                  11,851,932   18,306,000
                                                    -----------  -----------
                                                    105,931,962  126,970,909

              HOTELS AND LODGING (4.23%)
   840,000    Choice Hotels Intl., Inc.*              9,992,955   16,808,400
 1,600,000    Extended Stay America, Inc.*           19,953,459   25,952,000
    40,000    Four Seasons Hotels, Inc.               1,542,900    1,876,000
                                                    -----------  -----------
                                                     31,489,314   44,636,400


    Shares                                           Cost          Value
---------------------------------------------------------------------------

              MEDIA AND ENTERTAINMENT (5.00%)
   139,400    Entravision Comm. Corp., Cl A*      $ 1,208,862    $ 1,707,650
   500,000    LIN TV Corp., Cl A*                  11,482,665     13,520,000
   275,000    Radio One, Inc., Cl A*                2,801,501      4,089,250
   645,000    Radio One, Inc., Cl D*                6,688,858      9,591,150
    60,000    Rainbow Media Group, Cl A*            1,376,658        525,000
   775,250    Saga Comm., Inc., Cl A*               6,930,347     17,443,125
   400,000    Spanish Broadcasting System,
              Inc., Cl A*                           2,134,259      4,000,000
   265,500    XM Satellite Radio Hldgs., Inc.,
              Cl A*                                 2,151,579      1,951,425
                                                  -----------    -----------
                                                   34,774,729     52,827,600
              MEDICAL EQUIPMENT (1.12%)
   675,000    Viasys Healthcare, Inc.*             13,221,003     11,778,750
              PRINTING AND PUBLISHING (5.64%)
   750,000    Arbitron, Inc.*                      25,043,461     23,400,000
   320,000    Getty Images, Inc.*                   6,723,207      6,966,400
   550,000    John H. Harland Co.                  18,082,936     15,510,000
   270,000    Information Holdings, Inc.*           7,280,085      6,588,000
   200,000    ProQuest Co.*                         7,160,259      7,100,000
                                                  -----------    -----------
                                                   64,289,948     59,564,400
              REAL ESTATE AND REITS (0.86%)
    60,000    Alexander's, Inc.*                    4,501,290      4,608,000
   130,000    LNR Property Corp.                    4,447,281      4,485,000
                                                  -----------    -----------
                                                    8,948,571      9,093,000
              RECREATION AND RESORTS (8.21%)
   225,000    Boyd Gaming Corp.*                    1,909,138      3,240,000
   560,000    Intrawest Corp.                       9,641,851      9,508,800
 1,000,000    Kerzner Intl., Ltd. (formerly
               Sun Intl. Hotels, Ltd.)*            24,687,434     24,780,000
 1,250,000    Penn National Gaming, Inc.*          23,250,670     22,687,500
   900,000    Vail Resorts, Inc.*                  16,549,647     15,390,000
     2,834    Valvino Lamore, LLC@                 11,063,956     11,064,380
                                                  -----------    -----------
                                                   87,102,696     86,670,680
              RETAIL TRADE AND RESTAURANTS (11.93%)
    22,500    Aeropostale, Inc.*                      405,000        615,825
   550,000    California Pizza Kitchen, Inc.*      12,351,307     13,640,000
   575,000    Chico's FAS, Inc.*                   11,878,773     20,884,000
   460,000    Dollar Tree Stores, Inc.*             5,151,828     18,128,600
   610,000    Ethan Allen Interiors, Inc.          16,035,441     21,258,500
   600,000    Krispy Kreme Doughnuts, Inc.*        13,553,009     19,314,000
   530,000    Linens `n Things, Inc.*              16,173,868     17,389,300
   340,000    Polo Ralph Lauren Corp., Cl A*        7,136,041      7,616,000
   905,000    Smart and Final, Inc.*                8,273,866      7,059,000
                                                  -----------    -----------
                                                   90,959,133    125,905,225
              TRANSPORTATION (0.65%)
   150,000    JetBlue Airways Corp.*                6,494,250      6,834,000
              UTILITY SERVICES (2.28%)
 1,417,079    Southern Union Co.*                  19,642,891     24,090,343
              WHOLESALE TRADE (1.43%)
   275,000    Libbey, Inc.                          7,955,207      9,377,500
   380,000    Natuzzi S.p.A. (formerly
              Industrie
               Natuzzi S.p.A. ADR)                  6,797,046      5,772,200
                                                  -----------    -----------
                                                   14,752,253     15,149,700
                                                  -----------    -----------
TOTAL COMMON STOCKS                               774,883,992    955,022,348
                                                  -----------    -----------

Principal Amount
--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (9.93%)
--------------------------------------------------------------------------------

$ 104,860,000    Exxon Asset Management
                   Co. 1.55% due 07/01/2002       104,860,000       104,860,000
                                                 ------------    --------------

TOTAL INVESTMENTS (100.40%)                      $879,743,992**   1,059,882,348
                                                 ===========

LIABILITIES LESS CASH AND OTHER ASSETS (-0.40%)                      (4,220,933)
                                                                 --------------
NET ASSETS (EQUIVALENT TO $30.42 PER SHARE BASED ON
 34,699,024 SHARES OF BENEFICIAL INTEREST OUTSTANDING)           $1,055,661,415
                                                                 ==============

---------------
%   Represents percentage of net assets
@   Restricted securities
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $881,485,165. Aggregate unrealized appreciation and depreciation of investments are $226,109,125 and $47,711,942, respectively.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)


       Shares                                                     Value
--------------------------------------------------------------------------------
COMMON STOCKS (89.69%)
--------------------------------------------------------------------------------
                BUSINESS SERVICES (15.02%)
      134,300   Actuant Corp., Cl A*                           $  5,539,875
      500,000   Catalina Marketing Corp.*                        14,110,000
      733,333   ChoicePoint, Inc.*                               33,344,652
      225,000   Corporate Executive Board Co.*                    7,706,250
      500,000   Fair, Isaac and Co., Inc.                        16,435,000
      225,000   FTI Consulting, Inc.*                             7,877,250
      850,000   Iron Mountain, Inc.*                             26,222,500
      231,200   Kroll, Inc.*                                      4,850,576
      525,000   Resources Connection, Inc.*                      14,169,750
                                                               ------------
                                                                130,255,853

                CABLE (0.81%)
      575,000   Insight Comm. Co., Inc., Cl A*                    6,997,750

                COMMUNICATIONS (0.54%)
      124,900   Genesys S.A. ADR*                                   337,230
      250,000   Liberty Livewire Corp.*                             735,000
    2,215,000   Mosaic Group, Inc.*                               3,650,542
                                                               ------------
                                                                  4,722,772

                CONSUMER PRODUCTS (0.76%)
      500,000   Equity Marketing, Inc.*#                          6,625,000

                CONSUMER SERVICES (3.41%)
      650,000   Ticketmaster*                                    12,161,500
      400,000   Weight Watchers Intl., Inc.*                     17,376,000
                                                               ------------
                                                                 29,537,500

                EDUCATION (10.46%)
      487,500   Apollo Group, Inc., Cl A*                        19,212,375
    1,500,000   Career Education Corp.*                          67,500,000
      133,333   University of Phoenix Online*                     3,949,323
                                                               ------------
                                                                 90,661,698

                ENERGY SERVICES (1.24%)
      225,000   Premcor, Inc.*                                    5,787,000
      335,000   Stelmar Shipping, Ltd.*                           4,971,400
                                                               ------------
                                                                 10,758,400

                ENVIRONMENTAL (0.54%)
      150,000   Waste Connections, Inc.*                          4,686,000

                FINANCIAL (4.65%)
      259,200   Arch Capital Group, Ltd.*                         7,296,480
      278,100   DVI, Inc.*                                        5,367,330
      299,000   Gabelli Asset Mgmt., Inc., Cl A*                 10,913,500
    1,150,000   Interactive Data Corp.*                          16,744,000
                                                               ------------
                                                                 40,321,310

                GOVERNMENT SERVICES (1.75%)
      601,600   Anteon Intl., Corp.*                             15,208,448

                HEALTH SERVICES (14.98%)
      175,000   AMN Healthcare Services, Inc.*                    6,126,750
      524,200   Charles River Laboratories Intl., Inc.*          18,373,210
      700,000   Community Health Systems, Inc.*                  18,760,000
      865,000   Cross Country, Inc.*                             32,697,000
      153,913   DaVita, Inc.*                                     3,663,129
      120,000   Meridian Medical Technologies, Inc.*              4,338,000
      825,000   Province Healthcare Co.*                         18,447,000
      900,000   United Surgical Partners Intl., Inc.*            27,459,000
                                                               ------------
                                                                129,864,089

                HOTELS AND LODGING (1.32%)
      150,000   Four Seasons Hotels, Inc.                         7,035,000
      775,000   ResortQuest Intl., Inc.*                          4,417,500
                                                               ------------
                                                                 11,452,500

                MEDIA AND ENTERTAINMENT (8.88%)
    1,200,000   AMC Entertainment, Inc.*                         17,040,000
      160,000   Entravision Comm. Corp., Cl A*                    1,960,000
      283,900   LIN TV Corp., Cl A*                               7,676,656
      200,000   Midway Games, Inc.*                               1,700,000
    1,700,000   Radio One, Inc., Cl D*                           25,279,000
      375,000   Rainbow Media Group, Cl A*                        3,281,250
      250,000   Regal Entertainment Group, Cl A*                  5,830,000
      425,000   Westwood One, Inc.*                              14,203,500
                                                               ------------
                                                                 76,970,406

                MEDICAL EQUIPMENT (1.91%)
      950,000   Viasys Healthcare, Inc.*                         16,577,500
                PRINTING AND PUBLISHING (4.56%)
      700,000   Information Holdings, Inc.*                      17,080,000
    1,350,000   Penton Media, Inc.                                2,902,500
      550,000   ProQuest Co.*                                    19,525,000
                                                               ------------
                                                                 39,507,500


       Shares                                                     Value
--------------------------------------------------------------------------------

                REAL ESTATE AND REITS (1.59%)
      325,000   LNR Property Corp.                             $ 11,212,500
      200,000   Ventas, Inc.                                      2,550,000
                                                               ------------
                                                                 13,762,500

                RECREATION AND RESORTS (5.50%)
      150,000   Ameristar Casinos, Inc.*                          4,359,000
      315,000   Kerzner Intl., Ltd. (formerly Sun Intl.
                Hotels, Ltd.)*                                    7,805,700
      500,000   Mikohn Gaming Corp.*@                             2,120,000
      800,000   MTR Gaming Group, Inc.*                          13,360,000
      750,000   Pinnacle Entertainment, Inc.*                     7,972,500
      750,000   Six Flags, Inc.*                                 10,837,500
      500,000   The Sports Club Co., Inc.*                        1,250,000
                                                               ------------
                                                                 47,704,700

                RETAIL TRADE AND RESTAURANTS (10.85%)
      250,000   99 Cents Only Stores                              6,412,500
      549,100   California Pizza Kitchen, Inc.*                  13,617,680
       50,000   Cheesecake Factory, Inc.*                         1,774,000
      225,000   Dollar Tree Stores, Inc.*                         8,867,250
      150,000   Genesco, Inc.*                                    3,652,500
      653,600   Hot Topic, Inc.*                                 17,457,656
      250,000   Kenneth Cole Productions, Inc., Cl A*             7,087,500
      525,000   Krispy Kreme Doughnuts, Inc.*                    16,899,750
      350,000   Overstock.com, Inc.*                              4,917,500
      700,000   Restoration Hardware, Inc.*@                      5,885,250
      850,000   Restoration Hardware, Inc.*                       7,522,500
                                                               ------------
                                                                 94,094,086
                TRANSPORTATION (0.92%)
      174,400   JetBlue Airways Corp.*                            7,945,664
                                                               ------------
TOTAL COMMON STOCKs
 (Cost $567,108,660)                                            777,653,676
                                                               ------------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.56%)
--------------------------------------------------------------------------------
                RETAIL TRADE AND RESTAURANTS
       23,530   Designs, Inc.
                 Series B Conv. Pref. (Cost $10,000,000)@        13,540,103
                                                               ------------
--------------------------------------------------------------------------------
WARRANTS (0.35%)
--------------------------------------------------------------------------------
                RETAIL TRADE AND RESTAURANTS
    1,407,353   Designs, Inc.
                 Warrants Exp 04/26/2007 (Cost
                $2,117,151)*@                                     3,018,750
                                                               ------------

Principal Amount
--------------------------------------------------------------------------------
CORPORATE BONDS (1.69%)
--------------------------------------------------------------------------------
                BUSINESS SERVICES (0.22%)
$   3,000,000   Safeguard Scientifics, Inc. 5.00%
                 Sub. NT due 06/15/2006                           1,950,000
                HEALTH SERVICES (0.03%)
    3,250,000   U.S. Diagnostic, Inc. 9.00%
                 Conv. Sub. Deb. due 03/31/2003 *                   300,000
                PRINTING & Publishing (0.57%)
    7,000,000   Penton Media, Inc. 10.375%
                 Sr. Sub. NT due 06/15/2011                       4,900,000
                RETAIL TRADE AND RESTAURANTS (0.87%)
    7,500,000   Designs, Inc. 12.00%
                 Senior Sub. NT due 04/26/2007@                   7,500,000
                                                               ------------
TOTAL CORPORATE BONDS
 (Cost $14,257,849)                                              14,650,000
                                                               ------------
--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (5.94%)
--------------------------------------------------------------------------------
   51,514,999   Exxon Asset Management Corp. 1.55%
                 due 07/01/2002 (Cost $51,514,999)               51,514,999
                                                               ------------
TOTAL INVESTMENTS (99.23%) (COST $644,998,659**)                860,377,528
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.77%)                                         6,687,705
                                                               ------------
NET ASSETS (EQUIVALENT TO $16.34 PER
 SHARE BASED ON 53,057,588 SHARES
 OF BENEFICIAL INTEREST OUTSTANDING)                           $867,065,233

                                                               ============

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $646,649,767. Aggregate unrealized appreciation and depreciation of investments are $259,718,508 and $45,990,747, respectively.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)


       Shares                                                     Value
--------------------------------------------------------------------------------
COMMON STOCKS (89.94%)

                ADVERTISING (6.18%)
      170,000   Overture Services, Inc.*                       $  4,246,600

                BUSINESS SERVICES (4.47%)
       46,666   ChoicePoint, Inc.*                                2,121,903
      145,000   Dice, Inc.*                                         304,500
       30,000   TMP Worldwide, Inc.*                                645,000
                                                               ------------
                                                                  3,071,403

                CABLE (5.26%)
       15,000   Comcast Corp., Cl A*                                357,600
      140,000   Insight Comm. Co., Inc., Cl A*                    1,703,800
      200,000   Mediacom Comm. Corp., Cl A*                       1,558,000
                                                               ------------
                                                                  3,619,400

                COMMUNICATIONS (1.92%)
       75,000   American Tower Corp., Cl A*                         258,750
       55,000   Research in Motion, Ltd.*                           625,900
      310,000   SBA Comm. Corp., Cl A*                              437,100
                                                               ------------
                                                                  1,321,750

                CONSULTING (3.59%)
      130,000   Accenture, Ltd., Cl A*                            2,470,000

                CONSUMER PRODUCTS (0.13%)
       20,000   Stamps.com, Inc.*                                    88,600

                CONSUMER SERVICES (14.12%)
       65,000   Expedia, Inc., Cl A*                              3,853,850
       50,000   iDine Rewards Network, Inc.*                        575,000
      300,000   priceline.com, Inc.*                                837,000
      178,200   Ticketmaster*                                     3,334,122
       75,000   Yahoo! Inc.*                                      1,107,000
                                                               ------------
                                                                  9,706,972

                EDUCATION (5.78%)
       50,000   SkillSoft Corp.*                                    392,500
      240,000   SmartForce PLC, Ltd. Co. ADR*                       816,000
       93,333   University of Phoenix Online*                     2,764,524
                                                               ------------
                                                                  3,973,024

                ENTERPRISE HARDWARE (4.88%)
       90,000   Dell Computer Corp.*                              2,352,600
       55,000   Intel Corp.                                       1,004,850
                                                               ------------
                                                                  3,357,450

                FINANCIAL (4.25%)
      180,000   Charles Schwab Corp.                              2,016,000
       71,000   LendingTree, Inc.*                                  902,410
                                                               ------------
                                                                  2,918,410

                HOTELS AND LODGING (6.76%)
      110,000   Hotels.com, Cl A (formerly Hotel
                 Reservations Network, Inc., Cl A)*               4,645,300

                MANUFACTURING (2.70%)
      260,000   Flextronics Intl., Ltd.*                          1,853,800

                MEDIA AND ENTERTAINMENT (4.47%)
      125,000   CNET Networks, Inc.*                                248,750
       22,000   Electronic Arts, Inc.*                            1,453,100
       50,000   Gemstar-TV Guide Int'l., Inc.*                      269,500
       50,000   Metro-Goldwyn-Mayer, Inc.*                          585,000
       25,000   Take-Two Interactive Software, Inc.*                514,750
                                                               ------------
                                                                  3,071,100

                PRINTING AND PUBLISHING (3.25%)
      102,500   Getty Images, Inc.*                               2,231,425

                REAL ESTATE AND REITS (1.49%)
       50,000   CoStar Group, Inc.*                               1,026,500

       Shares                                                     Value
------------------------------------------------------------------------------

                RETAIL TRADE AND RESTAURANTS (14.16%)
       85,000   1-800-FLOWERS.COM, Inc., Cl A*                 $    948,600
      125,000   Amazon.com, Inc.*                                 2,031,250
      350,000   drugstore.com, Inc.*                                941,500
       45,000   eBay, Inc.*                                       2,772,900
       50,000   GSI Commerce, Inc. (formerly Global
                 Sports, Inc.)*                                     372,500
       90,000   Netflix, Inc.*                                    1,259,100
      100,000   Overstock.com, Inc.*                              1,405,000
                                                               ------------
                                                                  9,730,850

                SOFTWARE (6.53%)
       35,000   BEA Systems, Inc.*                                  329,350
       40,000   Check Point Software Tech., Ltd.*                   542,400
      120,000   FreeMarkets, Inc.*                                1,695,600
       25,000   Intuit, Inc.*                                     1,243,000
       35,000   Precise Software Solutions, Ltd.*                   334,250
       17,500   Veritas Software Corp.*                             346,325
                                                               ------------
                                                                  4,490,925
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $66,953,217)                                              61,823,509
                                                               ------------
--------------------------------------------------------------------------------
WARRANTS (0.84%)
--------------------------------------------------------------------------------
                CONSUMER SERVICES
       20,000   Expedia, Inc.
                 Warrants Exp 09/29/2005* (Cost $386,323)           580,000
                                                               ------------
Principal Amount
--------------------------------------------------------------------------------
CORPORATE BONDS (0.90%)
--------------------------------------------------------------------------------
                COMMUNICATIONS
$     500,000   SBA Comm., Corp. 0.00% until 03/2003,
                 12.00% thereafter Conv. Sub. Deb.
                 due 03/01/2008                                     290,000
      500,000   American Tower Corp. 2.25%
                 Conv. NT due 10/15/2009                            325,000
                                                               ------------
TOTAL CORPORATE BONDS
 (Cost $681,250)                                                    615,000
                                                               ------------
--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (8.27%)
--------------------------------------------------------------------------------
    5,686,999   Exxon Asset Management Co. 1.55%
                 due 07/01/2002 (Cost $5,686,999)                 5,686,999
                                                               ------------
TOTAL INVESTMENTS (99.95%)
 (COST $73,707,789**)                                            68,705,508
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.05%)                                            36,890
                                                               ------------
NET ASSETS (EQUIVALENT TO $4.19 PER
 SHARE BASED ON 16,407,700 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                              $ 68,742,398
                                                               ============

---------------
%   Represents percentage of net assets
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $78,671,952. Aggregate unrealized appreciation and depreciation of investments are $11,982,757 and $21,949,201, respectively.

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